                                                                   EXHIBIT 10.40

================================================================================



                             AMENDED AND RESTATED


                          LOAN AND SECURITY AGREEMENT


                                 BY AND AMONG


                        KPR SPORTS INTERNATIONAL, INC.
                                  RYKA, INC.


                                      AND


                         FOOTHILL CAPITAL CORPORATION


                         DATED AS OF DECEMBER 15, 1997




================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                          Page(s)
                                                                                          -------
1.   DEFINITIONS AND CONSTRUCTION.............................................................  1
     1.1   Definitions........................................................................  1
     1.2   Accounting Terms................................................................... 23
     1.3   Code............................................................................... 23
     1.4   Construction....................................................................... 23
     1.5   Schedules and Exhibits............................................................. 24

2.   LOAN AND TERMS OF PAYMENT................................................................ 24
     2.1   Revolving Advances................................................................. 24
     2.2   Letters of Credit.................................................................. 29
     2.5   Overadvances....................................................................... 32
     2.6   Interest and Letter of Credit Fees:  Rates, Payments, and Calculations............. 33
     2.7   Collection of Accounts............................................................. 37
     2.8   Crediting Payments; Application of Collections..................................... 38
     2.9   Designated Account................................................................. 38
     2.10  Maintenance of Loan Accounts; Statements of Obligations............................ 39
     2.11  Fees............................................................................... 39

3.   CONDITIONS; TERM OF AGREEMENT............................................................ 42
     3.1   Conditions Precedent to the Initial Advance and Letter of Credit................... 42
     3.2   Conditions Precedent to all Advances and all Letters of Credit..................... 45
     3.3   Condition Subsequent............................................................... 45
     3.4   Term; Automatic Renewal............................................................ 45
     3.5   Effect of Termination.............................................................. 46
     3.6   Early Termination by Borrowers..................................................... 46
     3.7   Termination Upon Event of Default.................................................. 46

4.   CREATION OF SECURITY INTEREST............................................................ 47
     4.1   Grant of Security Interest......................................................... 47
     4.2   Negotiable Collateral.............................................................. 47
     4.3   Collection of Accounts, General Intangibles, and Negotiable Collateral............. 47
     4.4   Delivery of Additional Documentation Required...................................... 47
     4.5   Power of Attorney.................................................................. 48
     4.6   Right to Inspect................................................................... 48

5.   REPRESENTATIONS AND WARRANTIES........................................................... 49
     5.1   No Encumbrances.................................................................... 49
     5.2   Eligible Accounts.................................................................. 49
     5.3   Eligible Inventory................................................................. 49
     5.4   Equipment.......................................................................... 49
     5.5   Location of Inventory and Equipment................................................ 49
     5.6   Inventory Records.................................................................. 49
     5.7   Location of Chief Executive Office; FEIN........................................... 50
     5.8   Due Organization and Qualification; Subsidiaries................................... 50
     5.9   Due Authorization; No Conflict..................................................... 50
     5.10  Litigation......................................................................... 51
     5.11  No Material Adverse Change......................................................... 52
     5.12  Solvency........................................................................... 52
     5.13  Employee Benefits.................................................................. 52
     5.14  Environmental Condition............................................................ 52
     5.15  Reorganization Plan................................................................ 53

6.   AFFIRMATIVE COVENANTS.................................................................... 53
     6.1   Accounting System.................................................................. 53
     6.2   Collateral Reporting............................................................... 53
     6.3   Financial Statements, Reports, Certificates........................................ 54
     6.4   Tax Returns........................................................................ 56
     6.5   Guarantor Reports.................................................................. 56
     6.6   Returns............................................................................ 56
     6.7   Title to Equipment................................................................. 56
     6.8   Maintenance of Equipment........................................................... 56
     6.9   Taxes.............................................................................. 57
     6.10  Insurance.......................................................................... 57
     6.11  No Setoffs or Counterclaims........................................................ 59
     6.12  Location of Inventory and Equipment................................................ 60
     6.13  Compliance with Laws............................................................... 60
     6.14  Employee Benefits.................................................................. 60
     6.15  Leases............................................................................. 61

7.   NEGATIVE COVENANTS....................................................................... 61
     7.1   Indebtedness....................................................................... 61
     7.2   Liens.............................................................................. 62
     7.3   Restrictions on Fundamental Changes................................................ 63
     7.4   Disposal of Assets................................................................. 63
     7.5   Change Name........................................................................ 63
     7.6   Guarantee.......................................................................... 63
     7.7   Nature of Business................................................................. 63

     7.8   Prepayments and Amendments......................................................... 63
     7.9   Change of Control.................................................................. 64
     7.10  Consignments....................................................................... 64
     7.11  Distributions...................................................................... 64
     7.12  Accounting Methods................................................................. 64
     7.13  Investments........................................................................ 64
     7.14  Transactions with Affiliates....................................................... 65
     7.15  Suspension......................................................................... 65
     7.16  Compensation....................................................................... 65
     7.17  Use of Proceeds.................................................................... 65
     7.18  Change in Location of Chief Executive Office; Inventory and Equipment
           with Bailees....................................................................... 65
     7.19  No Prohibited Transactions Under ERISA............................................. 66
     7.20  Financial Covenants................................................................ 67
     7.21  Capital Expenditures............................................................... 68

8.   EVENTS OF DEFAULT........................................................................ 68

9.   FOOTHILL'S RIGHTS AND REMEDIES........................................................... 70
     9.1   Rights and Remedies................................................................ 70
     9.2   Remedies Cumulative................................................................ 73

10.  TAXES AND EXPENSES....................................................................... 73

11.  WAIVERS; INDEMNIFICATION................................................................. 74
     11.1  Demand; Protest; etc............................................................... 74
     11.2  Foothill's Liability for Collateral................................................ 74
     11.3  Indemnification.................................................................... 74

12.  NOTICES.................................................................................. 75

13.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER............................................... 76

14.  DESTRUCTION OF BORROWERS' DOCUMENTS...................................................... 77

15.  GENERAL PROVISIONS....................................................................... 77
     15.1  Effectiveness...................................................................... 77
     15.2  Successors and Assigns............................................................. 77
     15.3  Section Headings................................................................... 77
     15.4  Interpretation..................................................................... 77
     15.5  Severability of Provisions......................................................... 78
     15.6  Amendments in Writing.............................................................. 78

     15.7  Counterparts; Telefacsimile Execution.............................................. 78
     15.8  Revival and Reinstatement of Obligations........................................... 78
     15.9  Integration........................................................................ 78

                            SCHEDULES AND EXHIBITS
                            ----------------------

Schedule E-1        Eligible Inventory Locations
Schedule P-1        Permitted Liens
Schedule R-1        Real Property Collateral
Schedule 5.8        Subsidiaries of Borrowers and Corporate Guarantors
Schedule 5.10       Litigation
Schedule 5.13       ERISA Benefit Plans
Schedule 6.12       Location of Inventory and Equipment

Exhibit C-1         Form of Compliance Certificate
Exhibit 2.6         Form of Eurodollar Borrowing Notice

                             AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (THIS "AGREEMENT"), is entered into as of December __, 1997, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 and KPR SPORTS INTERNATIONAL, INC., a Pennsylvania corporation ("KPR"), as survivor of the merger of KPR Acquisitions, Inc., a Pennsylvania corporation, with and into KPR, with its chief executive office located at 555 South Henderson Road, King of Prussia, Pennsylvania, and RYKA, INC., a Pennsylvania corporation, formerly known as RYKA Sub, Inc. ("Ryka", and together with KPR, individually, a "Borrower" and collectively, "Borrowers").

     The parties agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION.

          1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

                "Account Debtor" means any Person who is or who may become
                 --------------
obligated under, with respect to, or on account of, an Account.

                "Accounts" means all currently existing and hereafter arising
                 --------
accounts, contract rights, and all other forms of obligations owing to either of Borrowers arising out of the sale or lease of goods or the rendition of services by either of Borrowers, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

                "Advances" has the meaning set forth in Section 2.1(a).
                 --------                               --------------

                "Adjusted Eurodollar Rate" means, for any Interest Period, the
                 ------------------------
rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) determined pursuant to the following formula:

               Adjusted    =                Eurodollar Rate
                                    ------------------------------
               Eurodollar Rate           1-Reserve Percentage


For purposes hereof, "Eurodollar Rate" means the one month London Interbank
                      ---------------
Offered Rate set in London two Business Days in London prior to the commencement of each Interest Period as published in The Wall Street Journal.

                "Adjusted Eurodollar Rate Advances" has the meaning set forth in
                 ---------------------------------
Section 2.6(a)(ii).

                "Affiliate" means, as applied to any Person, any other Person
                 ---------
who directly or indirectly controls, is controlled by, is under common control with or is a director or officer of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote 5% or more of the securities having ordinary voting power for the election of directors or the direct or indirect power to direct the management and policies of a Person.

                "Agreement" has the meaning set forth in the preamble hereto.
                 ---------

                "Apex" means Apex Sports International, Inc., a Pennsylvania
                 ----
corporation.

                "Authorized Person" means any officer or other employee of
                 -----------------
either or both of Borrowers.

                "Average Unused Portion of Maximum Revolving Amount" means, as of any date of determination, (a) the Maximum Revolving Amount, less (b) the sum
                                                                ----
of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the undrawn
                             ----
Letters of Credit that were outstanding during the immediately preceding month.

                "Bankruptcy Code" means the United States Bankruptcy Code (11
                 ---------------
U.S.C. (S) 101 et seq.), as amended, and any successor statute.
               ------

                "Benefit Plan" means a "defined benefit plan" (as defined in
                 ------------
Section 3(35) of ERISA) for which a Borrower, any Subsidiary of a Borrower, or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

                "Borrowers" has the meaning set forth in the preamble to this
                 ---------
Agreement.

                "Borrowers' Books" means all of each Borrower's books and
                 ---------
records including: ledgers; records indicating, summarizing, or evidencing each Borrower's properties or assets (including the Collateral) or liabilities; all information relating to each Borrower's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

                "Borrowing Base" has the meaning set forth in Section 2.1(a).
                 --------------                               --------------

                "Business Day" means a day (other than Saturday or Sunday) on
                 ------------
which banks in New York are open for the transaction of business.

                "Business Day in London" means a day which is a Business Day and
                 ----------------------
a day on which banks in London, England are open for the transaction of banking business.

                "Capital Stock" means any and all shares, interests,
                 -------------
participation, rights, options, warrants or other equivalents (however designated) of or with respect to corporate stock or partnership interests.

                "Change of Control" shall be deemed to have occurred at such
                 -----------------
time as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 10% of the total voting power of all classes of stock then outstanding of either Borrower entitled to vote in the election of directors.

                "Closing Date" means the date of the first to occur of the
                 ------------
making of the initial Advance or the issuance of the initial Letter of Credit.

                "Code" means the New York Uniform Commercial Code.
                 ----

                "Collateral" means each of the following:
                 ----------

                (a)  the Accounts,

                (b)  Borrowers' Books,

                (c)  the Equipment,

                (d)  the General Intangibles,

                (e)  the Inventory,

                (f)  the Negotiable Collateral,

                (g)  the Real Property Collateral,

                (h) any money, or other assets of either or both of Borrowers that now or hereafter come into the possession, custody, or control of Foothill, and

                (i) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Borrowers' Books, Equipment, General Intangibles, Inventory, Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

                "Collateral Access Agreement" means a landlord waiver, mortgagee
                 ---------------------------
waiver, bailee letter, or acknowledgement agreement of any warehouseman, processor, lessor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance satisfactory to Foothill.

                "Collections" means all cash, checks, notes, instruments, and
                 -----------
other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

                "Compliance Certificate" means a certificate substantially in
                 ----------------------
the form of Exhibit C-1 and delivered by the chief accounting officer of
            -----------
Borrowers to Foothill.

                "Consolidated Net Income" shall mean, with respect to any
                 -----------------------
Borrower for any period, the aggregate of the net income (loss) of such Borrower and its subsidiaries, on a consolidated basis, for such period (excluding to the extent included therein any extraordinary gains) after deducting all charges which should be deducted before arriving at the net income (loss) for such period and after deducting the Provision for Taxes for such period, all as determined in accordance with GAAP; provided, that, (a) the net income of any Borrower that is not a wholly-
      --------  ----
owned subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid or payable to such Borrower or a wholly-owned subsidiary of such Borrower;
(b) except to the extent included pursuant to the foregoing clause, the net income of any Borrower accrued prior to the date it becomes a wholly-owned subsidiary of such Borrower or is merged into or consolidated with such Borrower or any of its wholly-owned subsidiaries or that Borrower's assets are acquired by such Borrower or by its wholly-owned subsidiaries shall be excluded; (c) the effect of any change in accounting principles adopted by such Borrower or its subsidiaries after the date hereof shall be excluded; (d) net income shall exclude interest accruing, but not paid on indebtedness owing to a subsidiary or parent corporation of such Borrower, which is subordinated in right of payment to the payment in full of the Obligations, on terms and conditions acceptable to Foothill, and (e) the net income (if positive) of any wholly-owned subsidiary to the extent that the declaration or payment of dividends or similar distributions by such wholly-owned subsidiary to such Borrower or to any other wholly-owned subsidiary of such Borrower is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such wholly-owned subsidiary shall be excluded. For the purposes of this definition, (i) net income excludes any gain (but not loss) together with any related Provision for Taxes for such gain (but not loss) realized upon the sale or other disposition of any assets that are not sold in the ordinary course of business (including, without limitation, dispositions pursuant to sale and leaseback transactions) or of any capital stock of such Borrower or a subsidiary of such Borrower and any net income realized as a result of changes in accounting principles or the application thereof to such person, or any other extraordinary gain, and (ii) the term "Provision for Taxes" shall mean an amount equal to all taxes imposed on or measured by net income, whether Federal, State, county or local, and whether foreign or domestic, that are paid or payable by any Borrower in respect of any period in accordance with GAAP.

                "Corporate Guarantors" means Apex, MR Management and Holding
                 --------------------
Company.

                "Daily Balance" means the amount of an Obligation owed at the
                 -------------
end of a given day.

                "deems itself insecure" means that the Person deems itself
                 ---------------------
insecure in accordance with the provisions of Section 1-208 of the Code.

                "Default" means an event, condition, or default that, with the
                 --------
giving of notice, the passage of time, or both, would be an Event of Default.

                "Designated Account" means account number 8601730873 of Ryka
                 ------------------
maintained with Designated Account Bank, and account number 8601730865 of KPR maintained with Designated Account Bank, or such other deposit account of either Borrower (located within the United States) which has been designated, in writing and from time to time, by Borrowers to Foothill.

                "Designated Account Bank" means PNC Bank N.A., whose office is
                 -----------------------
located at 16th and Market, Philadelphia, Pennsylvania, and whose ABA number is 031000053.

                "Dilution" means, in each case based upon the experience of the
                 --------
immediately prior six (6) months, the result of dividing the Dollar amount of
(a) bad debt write-downs, discounts, advertising, returns, promotions, credits, or other dilution with respect to the Accounts of a Borrower, by (b) such Borrower's Collections (excluding extraordinary items) plus the Dollar amount of clause (a).

                "Dilution Reserve" means, as of any date of determination, an
                 ----------------
amount sufficient to reduce Foothill's advance rate against Eligible Accounts by one percentage point for each percentage point by which Dilution is in excess of 5%.

                "Dollars or $" means United States dollars.
                 ------------

                "Early Termination Premium" has the meaning set forth in Section
                 -------------------------                               -------
3.6.
---

                "EBITDA" means, as to any Person, with respect to any period, an
                 ------
amount equal to: (a) the Consolidated Net Income of such Person and its Subsidiaries for such period determined in accordance with GAAP, plus (b)
                                                                 ----
depreciation, amortization and other non-cash charges (including, but not limited to, imputed interest and deferred compensation) for such period (to the extent deducted in the computation of Consolidated Net Income), all in accordance with GAAP, plus (c) Interest Expense for such period (to the extent
                      ----
deducted in the computation of Consolidated Net Income), plus (d) charges for
                                                         ----
Federal, State, local and foreign income taxes, minus (e) all non-cash revenues
                                                -----
and non-cash income items (to the extent counted in the computation of Consolidated Net Income), minus (a) all income (and plus all charges, up to the
                          -----
amount of such income) attributable to any

Subsidiary of such Person, if and to the extent such income was not distributed to such Person in cash.

                "Eligible Accounts" means those Accounts created by each
                 -----------------
Borrower in the ordinary course of business (net of unissued credits and chargebacks less than 90 days), that arise out of such Borrower's sale of goods or rendition of services, that strictly comply with each and all of the representations and warranties respecting Accounts made by Borrowers to Foothill in the Loan Documents, and that are and at all times continue to be acceptable to Foothill in all respects; provided, however, that standards of eligibility
                             --------  -------
may be fixed and revised from time to time by Foothill in Foothill's reasonable credit judgment. Eligible Accounts shall not include the following:

                (a) (i) Accounts which have selling terms of 60 days or less that the Account Debtor has failed to pay within 120 days of the invoice date, and (ii) Accounts which have selling terms in excess of 60 days that the Account Debtor has failed to pay within the earlier of (x) 60 days from the due date for payment thereof, or (y) 150 days of invoice date (except for such Accounts which are outstanding for longer than such period and which would otherwise be Eligible Accounts hereunder, and which Foothill in the exercise of its sole and absolute discretion deems to be Eligible Accounts) or (iii) Accounts with selling terms of more than 90 days;

                (b) Accounts owed by an Account Debtor or its Affiliates where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above;

                (c) Accounts with respect to which the Account Debtor is an employee, Affiliate, or agent of either or both of Borrowers;

                (d) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the Account Debtor may be conditional;

                (e) Accounts that are not payable in Dollars or with respect to which the Account Debtor: (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any State thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit satisfactory to Foothill (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Foothill and is directly drawable by Foothill, or (z) the Account is covered by credit insurance in form and amount, and by an insurer, satisfactory to Foothill;

                (f) Accounts with respect to which the Account Debtor is either
(i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrowers have complied, to the satisfaction of Foothill, with the Assignment of Claims Act, 31 U.S.C. (S) 3727), or (ii) any State of the United States (exclusive, however, of Accounts owed by any State that does not have a statutory counterpart to the Assignment of Claims Act);

                (g) Accounts with respect to which the Account Debtor is a creditor of either or both of Borrowers, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to the Account;

                (h) Accounts with respect to an Account Debtor whose total obligations owing to a Borrower exceed 10% of all Eligible Accounts of such Borrower, to the extent of the obligations owing by such Account Debtor to such Borrower in excess of such percentage; provided, however, that the foregoing percentage shall be deemed increased with respect to the following Account Debtors to the following respective percentages:

               Account Debtor           Percentage
               --------------           ----------

          United Merchandising Corp.       25%

          Just For Feet, Inc.              25%

          Kinney Shoe Corp.                20%

          Ross Stores, Inc.                15%

                (i) Accounts with respect to which the Account Debtor is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

                (j) Accounts the collection of which Foothill, in its reasonable credit judgment, believes to be doubtful by reason of the Account Debtor's financial condition;

                (k) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, (ii) the services giving rise to such Account have not been performed and accepted by the Account Debtor, or (iii) the Account otherwise does not represent a final sale;

                (l) Accounts with respect to which the Account Debtor is located in the state of New Jersey, unless the Borrower which is the obligee of such Accounts has qualified to do business in New Jersey, or has filed a Notice of Business Activities Report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement; and

                (m) Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by a Borrower of the subject contract for goods or services.

                "Eligible In-Transit Inventory" means those items of Inventory
                 -----------------------------
that do not qualify as Eligible Landed Inventory solely because they are not in a location set forth on Schedule E-1 but: (a) such Inventory is currently in-
                        ------------
transit from a location not set forth on Schedule E-1 to a location set forth on
                                         ------------
Schedule E-1, (b) title to such Inventory has passed to a Borrower, (c)
------------
documents of title with respect to such Inventory have been delivered to Foothill or its agent; (d) such Inventory is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to Foothill in its discretion, and (e) such Inventory has been paid for or, if purchased under an Inventory Letter of Credit, such Inventory Letter of Credit either has been drawn upon in full and reimbursed, or expired undrawn; in each case, with documentation therefor in form and substance satisfactory to Foothill in its discretion.

                "Eligible Inventory" means the Eligible In-Transit Inventory and
                 ------------------
the Eligible Landed Inventory.

                "Eligible Landed Inventory" means Inventory consisting of first
                 -------------------------
quality finished goods held for sale in the ordinary course of a Borrower's business and raw materials for such finished goods, that are located at or in-transit between such Borrower's premises identified on Schedule E-1, that
                                                       ------------
strictly comply with each and all of the representations and warranties respecting Inventory made by Borrowers to Foothill in the Loan Documents, and that are and at all times continue to be acceptable to Foothill in all respects; provided, however, that standards of eligibility may be fixed and revised from
--------  -------
time to time by Foothill in Foothill's
reasonable credit judgment. In determining the amount to be so included, Inventory of each Borrower shall be valued at the lower of cost or market on a basis consistent with such Borrower's current and historical accounting practices. An item of Inventory shall not be included in Eligible Landed Inventory if:

                (a) it is not owned solely by a Borrower or a Borrower does not have good, valid, and marketable title thereto;

                (b) it is not located at one of the locations set forth on Schedule E-1;
------------

                (c) it is not located on property owned or leased by a Borrower or in a contract warehouse, in each case, subject to a Collateral Access Agreement executed by the mortgagee, lessor, the warehouseman, or other third party, as the case may be, and segregated or otherwise separately identifiable from goods of others, if any, stored on the premises;

                (d) it is not subject to a valid and perfected first priority security interest in favor of Foothill;

                (e) it consists of goods returned or rejected by a Borrower's customers (other than first quality goods returned in the ordinary course of business) or goods in transit; and

                (f) it is obsolete or slow moving, a restrictive or custom item, work-in-process, a component that is not part of finished goods, or constitutes spare parts, packaging and shipping materials, supplies used or consumed in a Borrower's business, Inventory subject to a Lien in favor of any third Person, bill and hold goods, defective goods, "seconds," or Inventory acquired on consignment.

                "Equipment" means all of each Borrower's present and hereafter
                 ---------
acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including, (a) any interest of either or both of Borrowers in any of the foregoing, and (b) all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

                "ERISA" means the Employee Retirement Income Security Act of
                 -----
1974, 29 U.S.C. (S)(S) 1000 et seq., amendments thereto, successor statutes, and regulations or guidance promulgated thereunder.

                "ERISA Affiliate" means (a) any corporation subject to ERISA
                 ---------------
whose employees are treated as employed by the same employer as the employees of either or both of Borrowers under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of either or both of Borrowers under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which either or both of Borrowers is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any party subject to ERISA that is a party to an arrangement with either or both of Borrowers and whose employees are aggregated with the employees of either or both of Borrowers under IRC Section 414(o).

                "ERISA Event" means (a) a Reportable Event with respect to any
                 -----------
Benefit Plan or Multiemployer Plan, (b) the withdrawal of either or both of Borrowers, any of their respective Subsidiaries or ERISA Affiliates from a Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), (c) the providing of notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041(c) of ERISA), (d) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan, (e) any event or condition (i) that provides a basis under Section 4042(a)(1), (2), or (3) of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (ii) that may result in termination of a Multiemployer Plan pursuant to
Section 4041A of ERISA, (f) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of either or both of Borrowers, any of their respective Subsidiaries or ERISA Affiliates from a Multiemployer Plan, or (g) providing any security to any Plan under Section 401(a)(29) of the IRC by either or both of Borrowers or their respective Subsidiaries or any of their ERISA Affiliates.

                "Eurodollar Deadline" has the meaning set forth in Section
                 -------------------
2.6(a)(iii) hereof.

                "Eurodollar Option" has the meaning set forth in Section
                 -----------------
2.6(a)(ii) hereof.

                "Event of Default" has the meaning set forth in Section 8.
                 ----------------                               ---------

                "Excess Availability" means the amount, as determined by
                 -------------------
Foothill, calculated at any time as to each Borrower, equal to: (a) the lesser of (i) the amount of Advances available to such Borrower as of such time based on the applicable lending formula set forth in Section 2.1(a) hereof, subject to any then applicable reserves and (ii) the Maximum Revolving Amount as to such Borrower, minus (b) the sum of (i) the amount of all then outstanding and unpaid
          -----
Obligations of such Borrower, plus (ii) the aggregate amount of all past due
                              ----
trade payables owed by such Borrower (other than such trade payables due to Tulstar Factors and to Big Smith Brands which are expressly subject to agreements with such payees as to extended payment terms which are acceptable to Foothill in its sole discretion) and all which are due and payable.

                "Existing Loan Agreement" shall have the meaning set forth in
                 -----------------------
Section 2.12.
------------

                "Existing Loan Documents" shall have the meaning set forth in
                 -----------------------
Section 2.12.
------------

                "FEIN" means Federal Employer Identification Number.
                 ----

                "Foothill" has the meaning set forth in the preamble to this
                 --------
Agreement.

                "Foothill Account" has the meaning set forth in Section 2.7.
                 ----------------                               -----------

                "Foothill Expenses" means all: costs or expenses (including
                 -----------------
taxes, and insurance premiums) required to be paid by either or both of Borrowers under any of the Loan Documents that are paid or incurred by Foothill; fees or charges paid or incurred by Foothill in connection with Foothill's transactions with either or both of Borrowers and any Guarantor, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Personal Property Collateral or Real Property Collateral appraisals), real estate surveys, real estate title policies and endorsements, and environmental audits; costs and expenses incurred by Foothill in the disbursement of funds to either or both of Borrowers (by wire transfer or otherwise); charges paid or incurred by Foothill resulting from the dishonor of checks; costs and expenses paid or incurred by Foothill to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Personal Property Collateral or the Real Property Collateral, or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by Foothill in examining Borrowers' Books; costs and expenses of third party claims or any other suit paid or incurred by Foothill in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Foothill's relationship with either or both of Borrowers or any Guarantor; and Foothill's reasonable attorneys fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning either or both of Borrowers or any guarantor of the Obligations), defending, or concerning the Loan Documents, irrespective of whether suit is brought.

                "Funding Losses" has the meaning set forth in Section
                 --------------
2.6(a)(iii) hereof.

                "GAAP" means generally accepted accounting principles as in
                 ----
effect from time to time in the United States, consistently applied.

                "General Intangibles" means all of each Borrower's present and
                 -------------------
future general intangibles and other personal property (including contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, and Negotiable Collateral.

                "Governing Documents" means the certificate or articles of
                 -------------------
incorporation, by-laws, or other organizational or governing documents of any Person.

                "Guarantors" means Apex, MR Management, Holding Company, and
                 ----------
Rubin.

                "Hazardous Materials" means (a) substances that are defined or
                 -------------------
listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

                "Holding Company" means Global Sports, Inc., a Delaware
                 ---------------
corporation, formerly known as RYKA Inc.

                "Indebtedness" means, as to each Borrower: (a) all obligations
                 ------------
of such Borrower for borrowed money, (b) all obligations of such Borrower evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of such Borrower in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products,
(c) all obligations of such Borrower under capital leases, (d) all obligations or liabilities of others secured by a Lien on any property or asset of such Borrower, irrespective of whether such obligation or liability is assumed, and
(e) any obligation of such Borrower guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to such Borrower) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person.

                "Insolvency Proceeding" means any proceeding commenced by or
                 ---------------------
against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                "Intangible Assets" means, with respect to any Person, that
                 -----------------
portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

                "Interest Expense" means, for any period, as to any Person and
                 ----------------
its Subsidiaries, all of the following as determined in accordance with GAAP;
(a)
total interest expense, whether paid or accrued (including the interest component of capital lease obligations for such period), including, without limitation, all bank fees, commissions, discounts and other fees and charges owed with respect to letters of credit, but excluding (i) amortization of discount and amortization of deferred financing fees and closing costs paid in cash in connection with the transactions contemplated hereby, (ii) interest paid in property other than cash and (A) any other interest expense not payable in cash, minus (b) any net payments received during such period as interest income
      -----
received in respect of its investments in cash and cash equivalents.

                "Interest Period" means, with respect to that portion of the
                 ---------------
Advances bearing interest based on the Adjusted Eurodollar Rate, a period of 90 days duration; provided, however, that: (a) if any Interest Period would
               --------  -------
otherwise end on a day which shall not be a Business Day in London, such Interest Period shall be extended to the next succeeding Business Day in London, subject to clauses (c)-(e) below; (b) interest shall accrue from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires; (c) any Interest Period which would otherwise end on a day which otherwise end on a day which is not a Business Day in London shall be extended to the next succeeding Business Day in London unless such Business Day in London falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day in London; (d) with respect to an Interest Period which begins on the last Business Day in London of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day in London of the calendar month which is one month after the date on which the Interest Period began, as applicable and (e) Borrowers may not elect an Interest Period which will end after the Maturity Date.

                "Inventory" means all present and future inventory in which
                 ---------
either Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of each Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and all documents of title representing them.

                "Inventory Letter of Credit" means a documentary Letter of
                 --------------------------
Credit issued to support the purchase by a Borrower of Inventory prior to transit to a location set forth on Schedule E-1, that provides that all draws
                                   ------------
thereunder must require presentation of customary documentation (including, if applicable, commercial invoices, packing list, certificate of origin, bill of lading or airway bill, customs clearance documents, quota statement, inspection certificate, beneficiaries statement, and bill of exchange, bills of lading, dock warrants, dock receipts, warehouse receipts, or other documents of title) in form and substance satisfactory to Foothill and reflecting the passage to such Borrower of title to first quality Inventory conforming to such Borrower's contract with the seller thereof. Any such Letter of Credit shall cease to be an "Inventory Letter of Credit" at such time, if any, as the goods purchased thereunder become Eligible Landed Inventory.

                "Inventory Reserves" means reserves (determined from time to
                 ------------------
time by Foothill in its discretion) for (a) the estimated costs relating to unpaid freight charges, warehousing or storage charges, taxes, duties, and other similar unpaid costs associated with the acquisition of Eligible In-Transit Inventory by a Borrower, plus (b) the estimated reclamation claims of unpaid
                         ----
sellers of Inventory sold to a Borrower.

               "IRC" means the Internal Revenue Code of 1986, as amended, and
                ---
the regulations thereunder.

               "KPR Letter of Credit" means a Letter of Credit issued for the
                --------------------
account of KPR.

               "L/C" has the meaning set forth in Section 2.2(a).
                ---                               --------------

               "L/C Guaranty" has the meaning set forth in Section 2.2(a).
                ------------                               --------------

               "Letter of Credit" means an L/C or an L/C Guaranty, as the
                ----------------
context requires.

               "Lien" means any interest in property securing an obligation owed
                ----
to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

               "Loan Account" has the meaning set forth in Section 2.10.
                ------------                               ------------

               "Loan Documents" means this Agreement, the Disbursement Letter,
                --------------
the Letters of Credit, the Lockbox Agreements, the Mortgages, any note or notes executed by either or both of Borrowers or any Guarantor and payable to Foothill, all guarantees entered into in connection with this Agreement, any subordination agreement entered into pursuant to this Agreement, and any other agreement entered into, now or in the future, in connection with this Agreement or any of the foregoing.

               "Lockbox Account" shall mean a depositary account established
                ---------------
pursuant to one of the Lockbox Agreements.

               "Lockbox Agreements" means those certain Lockbox Operating
                ------------------
Procedural Agreements and those certain Depository Account Agreements, in form and substance satisfactory to Foothill, each of which is among Borrowers, Foothill, and one of the Lockbox Banks.

               "Lockbox Banks" means PNC Bank, N.A., or such other bank or banks
                -------------
as Foothill and Borrowers shall agree to from time to time.

               "Lockboxes" has the meaning set forth in Section 2.7.
                ---------                               -----------

               "Material Adverse Change" means (a) a material adverse change in
                -----------------------
the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of either or both of Borrowers or any Guarantor, (b) the material impairment of either or both of Borrower's or any Guarantor's ability to perform its respective obligations under the Loan Documents to which it is a party or of Foothill to enforce the Obligations or realize upon the Collateral, (c) a material adverse effect on the value of the Collateral or the amount that Foothill would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, or (d) a material impairment of the priority of Foothill's Liens with respect to the Collateral.

               "Maturity Date" means, at the time of selection of an Interest
                -------------
Period, the last day of the then current term of the Agreement.

               "Maximum Revolving Amount" means $25,000,000.
                ------------------------

               "Mortgages" means one or more mortgages, deeds of trust, or deeds
                ---------
to secure debt, executed by Rubin in favor of Foothill, the form and substance of which shall be satisfactory to Foothill, that encumber the Real Property Collateral and the related improvements thereto.

               "MR Management" means MR Management, Inc., a Pennsylvania
                -------------
corporation.

               "Multiemployer Plan" means a "multiemployer plan" (as defined in
                ------------------
Section 4001(a)(3) of ERISA) to which either or both of Borrowers, any of their respective Subsidiaries, or any ERISA Affiliate has contributed, or was obligated to contribute, within the past six years.

               "Negotiable Collateral" means all of each Borrower's present and
                ---------------------
future letters of credit, notes, drafts, instruments, investment property, security entitlements, securities and other investment property (including the shares of stock of Subsidiaries of each Borrower), documents, personal property leases (wherein a Borrower is the lessor), chattel paper, and Borrowers' Books relating to any of the foregoing.

               "Obligations" means all loans, Advances, debts, principal,
                -----------
interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations under any outstanding Letters of Credit, premiums (including Early Termination Premiums), liabilities (including all amounts charged to Borrowers' Loan Account pursuant hereto), obligations, fees, charges, costs, or Foothill Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties owing by either or both of Borrowers to Foothill of any kind and description (whether pursuant to or evidenced by the Loan Documents or pursuant to any other agreement between Foothill and either or both of Borrowers, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from either or both of Borrowers to others that Foothill may have obtained by assignment or otherwise, and further including all interest not paid when due and all Foothill Expenses that either or both of Borrowers are required to pay or reimburse by the Loan Documents, by law, or otherwise.

               "OLV" has the meaning set forth in Section 2.1(a)(iv) hereof.
                ---

               "Overadvance" has the meaning set forth in Section 2.5.
                -----------                               -----------

               "Participant" means any Person to which Foothill has sold a
                -----------
participation interest in its rights under the Loan Documents.

               "PBGC" means the Pension Benefit Guaranty Corporation as defined
                ----
in Title IV of ERISA, or any successor thereto.

               "Periodic Rubin Interest Payments" has the meaning set forth in
                --------------------------------
Section 7.20 hereof.
------------

               "Permitted Liens" means (a) Liens held by Foothill, (b) Liens for
                ---------------
unpaid taxes that either (i) are not yet due and payable or (ii) are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the interests of
                                              ------------
lessors under operating leases and purchase money Liens of lessors under capital leases to the extent that the acquisition or lease of the underlying asset is permitted under Section 7.21 and so long as the Lien only attaches to the asset
                ------------
purchased or acquired and only secures the purchase price of the asset, (e) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of Borrowers and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet due and payable, or (ii) are the subject of Permitted Protests, (f) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance,
(g) Liens or deposits to secure performance of bids, tenders, or leases (to the extent permitted under this Agreement), incurred in the ordinary course of business of Borrowers and not in connection with the borrowing of money, (h) Liens arising by reason of security for surety or appeal bonds in the ordinary course of business of Borrowers, (i) Liens of or resulting from any judgment or award that would not result in a Material Adverse Change and as to which the time for the appeal or petition for rehearing of which has not yet expired, or in respect of which either or both of Borrowers is in good faith prosecuting an appeal or proceeding for a review, and in respect of which a stay of execution pending such appeal or proceeding for review has been secured, (j) Liens with respect to the Real Property Collateral that are exceptions to the commitments for title insurance issued in connection with the Mortgages, as accepted by Foothill, and (k) with respect to any Real Property that is not part of the Real Property Collateral, easements, rights of way, zoning and similar covenants and restrictions, and similar encumbrances that customarily exist on properties of Persons engaged in similar activities and similarly situated and that in any event do not materially interfere with or impair the use or operation of the Collateral by either or both of Borrowers or the value of Foothill's Lien thereon or therein, or materially interfere with the ordinary conduct of the business of either or both of Borrowers.

               "Permitted Protest" means the right of a Borrower or Guarantor to
                -----------------
protest any Lien other than any such Lien that secures the Obligations, tax (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the books of such Borrower in an amount that is reasonably satisfactory to Foothill, (b) any such protest is instituted and diligently prosecuted by such Borrower or Guarantor in good faith, and (c) Foothill is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Liens of Foothill in and to the Collateral.

               "Person" means and includes natural persons, corporations,
                ------
limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

               "Personal Property Collateral" means all Collateral other than
                ----------------------------
the Real Property Collateral.

               "Plan" means any employee benefit plan, program, or arrangement
                ----
maintained or contributed to by a Borrower or with respect to which it may incur liability.

               "Qualified Public Offering" means any bona fide, firm commitment,
                -------------------------
underwritten offering by Holding Company of its Capital Stock to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, as then in effect, or any comparable statement under any similar federal statute then in force.

               "Real Property" means any estates or interests in real property
                -------------
now owned or hereafter acquired by Borrower.

               "Real Property Collateral" means the parcel or parcels of real
                ------------------------
property of Guarantor and the related improvements thereto identified on Schedule R-1.
------------

               "Reference Bank" means Norwest Bank Minnesota, National
                --------------
Association or any successor thereto.

               "Reference Rate" means the variable rate of interest, per annum,
                --------------
most recently announced by Norwest Bank Minnesota, National Association, or any successor thereto, as its "base rate," irrespective of whether such announced rate is the best rate available from such financial institution.

               "Reference Rate Advances" shall mean any Advances or portion
                -----------------------
thereof on which interest is payable based on the Reference Rate in accordance with the terms thereof.

               "Renewal Date" has the meaning set forth in Section 3.4.
                ------------                               -----------

               "Reorganization Plan" shall mean the Second Amended and Restated
                -------------------
Agreement and Plan of Organization, dated October 15, 1997, by and among Holding Co., KPR Acquisitions, Inc., a Pennsylvania corporation, KPR, Apex, MR Management, and Rubin.

               "Reportable Event" means any of the events described in Section
                ----------------
4043(c) of ERISA or the regulations thereunder other than a Reportable Event as to which the provision of 30 days notice to the PBGC is waived under applicable regulations.

               "Reserve Percentage" means, on any day, the percentage
                ------------------
(expressed as a decimal) prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which federal or state chartered banks are subject, including any board or governmental or administrative agency of the United States or any other jurisdiction to which banks are subject), for determining the reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) which is or would be applicable to deposits of United States Dollars in a non-United States or an international banking office of a bank used to fund a loan subject to an Adjusted Eurodollar Rate or any loan made with the proceeds of such deposit. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

               "Retiree Health Plan" means an "employee welfare benefit plan"
                -------------------
within the meaning of Section 3(1) of ERISA that provides benefits to individuals after termination of their employment, other than as required by Section 601 of ERISA.

               "Rubin" means Michael Rubin, an individual, currently residing at
                -----
1840 Aloha Lane, Gladwyne, Pennsylvania 19035.

               "Rubin Interest Payments" has the meaning set forth in Section
                -----------------------
7.20 hereof.

               "Rubin Subordination Agreement" means the subordination agreement
                -----------------------------
dated November 20, 1997 among Rubin, KPR and Foothill, as it may be amended, modified, supplemented, renewed or replaced from time to time.

               "Ryka Inventory Letter of Credit" means an Inventory Letter of
                -------------------------------
Credit issued for the account of Ryka.

               "Ryka-KPR Note" means the promissory note dated July 31, 1995
                -------------
in the original principal amount of $851,440 originally payable by Holding Company to the order of KPR, the indebtedness evidenced thereby having been assumed and which will be paid by Ryka pursuant to the Reorganization Plan.

               "Ryka Letter of Credit" means a Letter of Credit issued for the
                ---------------------
account of Ryka.

               "Seasonal Supplemental Credit" has the meaning set forth in
                ----------------------------
Section 2.1(a)(ii)(D) hereof.

               "Seasonal Supplemental Credit Periods" means each of the
                ------------------------------------
following periods: (i) May 1, 1998 through and including August 31, 1998, (ii) November 1, 1998 through and including February 28, 1999, (iii) May 1, 1999 through and including August 31, 1999.

               "Seasonal Supplemental Credit Requirements" has the meaning set
                -----------------------------------------
forth in Section 2.1(a)(iii) hereof.

               "Solvent" means, with respect to any Person on a particular
                -------
date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such

Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.

               "Subsidiary" of a Person means a corporation, partnership,
                ----------
limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

               "Value" has the meaning set forth in Section 2.1(a)(iii) hereof.
                -----

               "Voidable Transfer" has the meaning set forth in Section 15.8.
                -----------------                               ------------

          1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean such Borrower on a consolidated basis unless the context clearly requires otherwise.

          1.3 CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

          1.4 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Foothill. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

          1.5 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

     2.   LOAN AND TERMS OF PAYMENT.

          2.1  REVOLVING ADVANCES.

               (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make advances ("Advances") to each Borrower as follows:

                    (i) Subject to the terms and conditions of this Agreement, Foothill agrees to make Advances to each Borrower in an amount outstanding not to exceed at any one time as to each Borrower the lesser of (A) the Maximum Revolving Amount less (x) the outstanding balance of all undrawn or
                             ----
unreimbursed Letters of Credit, less (y) the aggregate amount of all Advances
                                ----
then outstanding or (B) the Borrowing Base as to such Borrower less (w) the
                                                               ----
aggregate amount of all undrawn or unreimbursed Letters of Credit (other than Inventory Letters of Credit), issued for the account of such Borrower less (x)
                                                                      ----
35% of the aggregate amount of all undrawn or unreimbursed Inventory Letters of Credit issued for the account of such Borrower, less (y) the aggregate amount of
                                                ----
all Advances then outstanding less (z) the aggregate amount of the Inventory
                              ----
Reserves as to such Borrower;

                    (ii) For purposes of this Agreement, the "Borrowing Base" as to each Borrower, as of any date of determination, shall mean the result of:

                         (A) the lesser of (x) 85% of such Borrower's Eligible
                    Accounts, less the amount, if any, of the Dilution Reserve
                              ----
                    as to such Borrower's Eligible Accounts, and (y) an amount equal to such Borrower's Collections with respect to Accounts for the immediately preceding 90 day period, plus
                            ----

                         (B) the lowest of (x) 65% of the Value of such
                    Borrower's Eligible Inventory (provided, that the advance rate applicable to a Borrower's Eligible Inventory shall at no time exceed the quotient, expressed as a percentage, equal to 90% of the OLV of such Borrower's Eligible Inventory, divided by the Value of such Borrower's Eligible Inventory) and (y) 150% of the amount of credit availability created by clause A above for such Borrower, minus
                                                                 -----

                         (C) the aggregate amount of reserves, if any,
                    established by Foothill under Section 2.1(b) as to such Borrower, plus
                              ----

                         (D) so long as the Seasonal Supplemental Credit
                    Requirements as to a Seasonal Supplemental Credit Period shall have been fully satisfied, as determined by Foothill, a Seasonal Supplemental Credit (the "Seasonal Supplemental Credit") during each such Seasonal Supplemental Credit Period which shall be equal to the lesser of (x) the sum of 35% of the aggregate amount of all undrawn or unreimbursed Inventory Letters of Credit of such Borrower, plus 35% of
                                                                  ----
                    the Value of such Borrower's Eligible Inventory that was purchased through drawings of such Borrower's Inventory Letters of Credit during such Seasonal Supplemental Credit Period and which Eligible Inventory otherwise satisfies the Seasonal Supplemental Credit Requirements, and (y) $2,000,000 as to KPR and $1,000,000 as to Ryka.

                    (iii)  For purposes of this Agreement:

                         (A) "Value" means, with respect to Inventory, the lower
                    of cost or market value; and

                         (B) "OLV" means, with respect to Inventory, the orderly
                    liquidation value of such Inventory as determined by one or more appraisers acceptable to Foothill.

                         (C) "Seasonal Supplemental Credit Requirements" means the satisfaction of all of the following, as determined by
                    Foothill:

                              (x) Rubin shall have executed and delivered to Foothill his personal guarantee, in form and substance satisfactory to Foothill, of the Obligations of such Borrower in respect of the Seasonal Supplemental Credit; and

                              (y) as collateral security for his personal
                         guarantee referred to in clause (x) above, Rubin shall have granted to Foothill a valid, enforceable and perfected mortgage on the real property and improvements thereon used by Borrowers in King of Prussia, Pennsylvania pursuant to documents, agreements and instruments satisfactory in form and substance satisfactory to Foothill, subject only to a first and second mortgages on such premises existing on the date hereof and securing not more than an aggregate amount of $1,650,000 of indebtedness (as such amount shall be reduced from time to time by payments made in respect thereof), and Foothill shall have received (A) to the extent required thereunder, duly executed consents, in form and substance satisfactory to Foothill from the holders of such first and second mortgages to the mortgage granted by Rubin to Foothill pursuant hereto, and (B) mortgagee title insurance policies (or marked commitments to issue the same) for such premises issued by a title insurance company satisfactory to Foothill (each a "Mortgage Policy" and, collectively, the "Mortgage Polices") in amounts satisfactory to Foothill (but not in excess of $3,000,000) assuring Foothill that the Mortgage on such premises is a valid and enforceable mortgage Lien on such premises free and clear of all defects and encumbrances except for the existing first and second mortgages thereon securing an aggregate amount of debt not in excess of $1,650,000 and except Permitted Liens, and the Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to Foothill;

                              (z) No Event of Default, or event which with the giving of notice or passage of time or both, would constitute an Event of Default, shall have occurred or exist hereunder;

                              (xx) such Borrower shall have pre-sold Inventory purchased with the proceeds of Inventory Letters of Credit as to which the Seasonal Supplemental Credit set forth in Section 2.1(a)(ii)(D)(x) is being applied in an amount equal to not less than 80% of the face amount of such undrawn and unreimbursed Inventory Letters of Credit which are either outstanding as of the first day of such Seasonal Supplemental Credit Period or outstanding from time to time throughout such Seasonal Supplemental Credit Period, such sales of Inventory to be evidenced by purchase orders, in form and substance satisfactory to Foothill, from purchasers, and on terms, that would otherwise satisfy in all respects the requirements for Eligible Accounts hereunder;

                              (yy) to the extent that the Seasonal Supplemental Credit has been utilized by a Borrower during one or more Seasonal Supplemental Credit Periods, such Borrower shall have been in full compliance with all of the terms and provisions of this Agreement during such Period or Periods, including, without limitation, these Seasonal Supplemental Credit Requirements;

                              (zz) Holding Company shall not have effected a Qualified Public Offering;

                              (xxx) not later than one Business Day prior to the commencement of each Seasonal Supplemental Credit Period during which a Borrower intends to utilize the Seasonal Supplemental Credit, such Borrower shall have notified Foothill in writing of such Borrower's intent to utilize the Seasonal Supplemental Credit during such Seasonal Supplemental Credit Period, such notice to include such Borrower's good faith estimate of the amounts and proposed dates of issuance of the Inventory Letters of Credit it will request to be issued during such Seasonal Supplemental Credit Period; and

                              (yyy) together with each notice to Foothill of an intention to utilize the Seasonal Supplemental Credit, both Borrowers shall have paid Foothill the Seasonal Supplemental Credit Fee of $30,000 in the aggregate.

               (b)  Anything to the contrary in Section 2.1(a) above
                                                --------------
notwithstanding, Foothill may create reserves against or reduce its advance rates based upon a Borrower's Eligible Accounts or Eligible Inventory without declaring an Event of Default if it determines that there has occurred a Material Adverse Change with respect to such Borrower.

               (c) Foothill shall have no obligation to make Advances hereunder to the extent they would cause the outstanding Obligations to exceed the Maximum Revolving Amount.

               (d)  Amounts borrowed pursuant to this Section 2.1 may be repaid
                                                      -----------
and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

          2.2  LETTERS OF CREDIT.

               (a) Subject to the terms and conditions of this Agreement, Foothill agrees to issue letters of credit for the account of each Borrower (each, an "L/C") or to issue guarantees of payment (each such guaranty, an "L/C Guaranty") with respect to letters of credit issued by an issuing bank for the account of a Borrower, as follows:

                    (i) Foothill shall have no obligation to issue a Letter of Credit for the account of or with respect to KPR if any of the following would result:

                         (x) the sum of 35% of the aggregate amount of all undrawn and unreimbursed KPR Inventory Letters of Credit plus 100% of
                                                                   ----
          the aggregate amount of all other types of undrawn and unreimbursed KPR Letters of Credit would exceed the Borrowing Base as to KPR, less
                                                                           ----
          the amount of outstanding Advances less the aggregate amount of
                                             ----
          Inventory Reserves and reserves established under Section 2.1(b) as to KPR; or

                         (y)  the aggregate amount of all undrawn or
          unreimbursed KPR Letters of Credit (including KPR Inventory Letters of Credit) would exceed the lower of: (A) the Maximum Revolving Amount less the amount of outstanding Advances less the aggregate amount of
          ----                                    ----
          Inventory Reserves and reserves established under Section 2.1(b) as to KPR; or (B) $7,000,000; and

                    (ii) Foothill shall have no obligation to issue a Letter of Credit for the account of or with respect to Ryka if any of the following would result:

                         (x) the sum of 35% of the aggregate amount of all undrawn and unreimbursed Ryka Inventory Letters of Credit plus 100% of
                                                                    ----
          the aggregate amount of all other types of undrawn and unreimbursed Ryka Letters of Credit would exceed the Borrowing Base as to Ryka, less the amount of outstanding Advances less the aggregate amount of
          ----                                    ----
          Inventory Reserves and reserves established under Section 2.1(b) as to Ryka; or

                         (y)  the aggregate amount of all undrawn or
          unreimbursed Ryka Letters of Credit (including Ryka Inventory Letters of Credit) would exceed the lower of: (A) the Maximum Revolving Amount less the amount of outstanding Advances less the aggregate amount of
          ----                                    ----
          Inventory Reserves and reserves established under Section 2.1(b) as to Ryka; or (B) $3,000,000.

Each Borrower expressly understands and agrees that Foothill shall have no obligation to arrange for the issuance by issuing banks of the letters of credit that are to be the subject of L/C Guarantees. Each of Borrowers and Foothill acknowledge and agree that certain of the letters of credit that are to be the subject of L/C Guarantees may be outstanding on the Closing Date. Each Letter of Credit shall have an expiry date no later than 60 days prior to the date on which this Agreement is scheduled to terminate under Section 3.4 (without regard
                                                     -----------
to any potential renewal term) and all such Letters of Credit shall be in form and substance acceptable to Foothill in its sole discretion. If Foothill is obligated to advance funds under a Letter of Credit, Borrowers immediately shall reimburse such amount to Foothill and, in the absence of such reimbursement, the amount so advanced immediately and automatically shall be deemed to be an Advance hereunder to the Borrower for whose account the Letter of Credit was issued, and, thereafter, shall bear interest at the rate then applicable to Advances under Section 2.6.
               -----------

               (b) In the event that any Letters of Credit shall have been issued pursuant hereto which are permitted to be issued only under the Seasonal Supplemental Credit, then, not later than the last day of the Seasonal Supplemental Credit Period during which they were issued, all such Letters of Credit shall have expired or been drawn upon in full. In the event that, at the close of business of the last day of such Seasonal Supplemental Credit Period the aggregate amount of Advances under Section 2.1(a) hereof would exceed the amount permitted to be outstanding thereunder as a result of the termination on such day of the Seasonal Supplemental Credit, then, not later than the close of business on such day, such Borrower shall repay such Advances in an amount equal to the aggregate amount of such excess amount.

               (c) Each Borrower hereby agree to indemnify, save, defend, and hold Foothill harmless from any loss, cost, expense, or liability, including payments made by Foothill, expenses, and reasonable attorneys fees incurred by Foothill arising out of or in connection with any Letter of Credit issued for the account of such Borrower. Each Borrower agrees to be bound by the issuing bank's regulations and interpretations of any Letters of Credit guarantied by Foothill and opened to or for a Borrower's account or by Foothill's interpretations of any L/C issued by Foothill to or for a Borrower's account, even though this interpretation may be different from such Borrower's own, and each Borrower understands and agrees that Foothill shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following either or both of Borrowers' instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Each Borrower understands that the L/C Guarantees may require Foothill to indemnify the issuing bank for certain costs or liabilities arising out of claims by either or both of Borrowers against such issuing bank. Borrowers hereby agree to indemnify, save, defend, and hold Foothill harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by Foothill under any L/C Guaranty as a result of Foothill's indemnification of any such issuing bank.

               (d) Each Borrower hereby authorizes and directs any bank that issues a letter of credit guaranteed by Foothill to deliver to Foothill all instruments, documents, and other writings and property received by the issuing bank pursuant to such letter of credit, and to accept and rely upon Foothill's instructions and agreements with respect to all matters arising in connection with such letter of credit and the related application. A Borrower may or may not be the "applicant" or "account party" with respect to such letter of credit.

               (e) Any and all charges, commissions, fees, and costs incurred by Foothill relating to the letters of credit guaranteed by Foothill shall be considered Foothill Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrowers to Foothill.

               (f) Immediately upon the termination of this Agreement, each Borrower agrees to either (i) provide cash collateral to be held by Foothill in an amount equal to 102% of the maximum amount of Foothill's obligations under Letters of Credit issued for the account of such Borrower, or (ii) cause to be delivered to Foothill releases of all of Foothill's obligations under outstanding Letters of Credit. At Foothill's discretion, any proceeds of Collateral received by Foothill after the occurrence and during the continuation of an Event of Default may be held as the cash collateral required by this
Section 2.2(e).
--------------

               (g) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application by any governmental authority of any such applicable law, treaty, rule, or regulation, or (ii) compliance by the issuing bank or Foothill with any direction, request, or requirement

(irrespective of whether having the force of law) of any governmental authority or monetary authority including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect (and any successor thereto):

                    (A) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letters of Credit issued hereunder, or

                    (B) there shall be imposed on the issuing bank or Foothill any other condition regarding any letter of credit, or Letter of Credit, as applicable, issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the issuing bank or Foothill of issuing, making, guaranteeing, or maintaining any letter of credit, or Letter of Credit, as applicable, or to reduce the amount receivable in respect thereof by such issuing bank or Foothill, then, and in any such case, Foothill may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrowers, and Borrowers shall pay on demand such amounts as the issuing bank or Foothill may specify to be necessary to compensate the issuing bank or Foothill for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate set forth in
Section 2.6(a)(i) or (c)(i), as applicable.  The determination by the issuing
---------------------------
bank or Foothill, as the case may be, of any amount due pursuant to this Section
                                                                         -------
2.2(f), as set forth in a certificate setting forth the calculation thereof in
------
reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

          2.3  INTENTIONALLY OMITTED.

          2.4  INTENTIONALLY OMITTED.

          2.5 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrowers to Foothill pursuant to Sections 2.1 and 2.2 is
                                                      --------------------
greater than either the Dollar or percentage limitations set forth in Sections
                                                                      --------
2.1 or 2.2 (an "Overadvance"), Borrowers immediately shall pay to Foothill
----------
(except that, if such Overadvance arises from the charging of interest or amounts in respect of Foothill Expenses to a Borrower's Loan Account, then such Borrower shall make payment to Foothill not later than three (3) days after the creation of such Overadvance), in cash, the amount of such excess to be used by Foothill first, to repay Advances outstanding under Section 2.1 and, thereafter,
                                                    -----------
to be held by Foothill as cash collateral to secure

Borrowers' joint and several obligation to repay Foothill for all amounts paid pursuant to Letters of Credit.

          2.6 INTEREST AND LETTER OF CREDIT FEES: RATES, PAYMENTS, AND CALCULATIONS.

               (a)  Interest Rate.

                    (i) Except as provided in clause (ii) below, all Obligations (except for undrawn Letters of Credit), shall bear interest at a per annum rate of one-quarter of one (.25) percentage point above the Reference Rate.

                    (ii) In lieu of having interest charged based upon the Reference Rate, Borrowers shall have the option (the "Eurodollar Option") to have interest on a portion of its Advances be charged based on the Adjusted Eurodollar Rate. For purposes hereof, interest "based on the Adjusted Eurodollar Rate" shall mean interest at the Adjusted Eurodollar Rate plus two and three-
                                                          ----
quarters (2.75) percentage points per annum. Interest on that portion of the Advances bearing interest based on the Adjusted Eurodollar Rate ("Adjusted Eurodollar Rate Advances") shall be payable on the last day of each month and on the last day of each Interest Period and may, at Foothill's option, be charged directly to the appropriate Borrower's Loan Account maintained by Foothill. Interest based on the Adjusted Eurodollar Rate shall be calculated for each month (or portion thereof) based on the number of days elapsed and a year of 360 days. On and after the date of any Event of Default or termination or non-renewal of this Agreement, interest on all outstanding Adjusted Eurodollar Rate Advances shall accrue at a rate equal to three (3) percentage points per annum in excess of the pre-default rate set forth above from the date of such Event of Default or termination or non-renewal until the end of the Interest Period, and all such interest accruing hereunder shall thereafter be payable on demand. Upon expiration of the Interest Period, or earlier at Foothill's option following an Event of Default or termination or non-renewal of the Agreement, and until Borrower's subsequent permitted exercise, if any, of the Eurodollar Option, all Advances shall accrue interest in accordance with Section 2.6(a)(i) of this
                                                  ----------------
Agreement.

               (iii) (x) Each Borrower may, at any time prior to an Event of Default or termination or non-renewal of the Agreement, exercise the Eurodollar Option by notifying Foothill prior to 3:00 p.m. (New York time) at least three Business Days in London prior to the commencement of the proposed Interest Period (the "Eurodollar Deadline"). Notice of Borrower's election of the Eurodollar Option for a permitted portion of the Advances and an Interest Period pursuant to this

Section 2.6(a)(iii) shall be made by delivery to Foothill of a Eurodollar Notice
-------------------
in the form of Exhibit 2.6 hereto via facsimile teletransmission received by
               -----------
Foothill before the Eurodollar Deadline, or by telephonic notice received by Foothill before the Eurodollar Deadline (to be confirmed by facsimile teletransmission to Foothill of the Eurodollar Notice to be received by Foothill prior to 5:00 p.m. (New York time) on the same day; provided, however, that
                                                    --------  -------
Borrower's failure to deliver such confirming Eurodollar Notice shall not affect the applicability of such rate if Borrower's election is implemented by Foothill).

               (y)  Each Eurodollar Notice pursuant to this Section 2.6(a)(iii)
                                                            -------------------
shall be irrevocable and binding on Borrowers. In connection with the Adjusted Eurodollar Rate Advances, each Borrower shall indemnify Foothill against a loss, cost or expense incurred by Foothill as a result of any failure to fulfill on or before the date specified in the Eurodollar Notice, the applicable conditions set forth herein or the termination prior to the end of an Interest Period of the applicability of interest based on the Adjusted Eurodollar Rate, as provided hereunder, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired or committed to be acquired by Foothill or its participants to fund the requested Adjusted Eurodollar Rate Advances which, as a result of such failure, are not so employed on such date (such losses, costs, and expenses, collectively "Funding Losses").

               (z) Borrowers shall only have four Interest Periods in existence at any given time. Borrowers may only exercise the Eurodollar Option for Adjusted Eurodollar Rate Advances of at least $1,000,000 and integral multiples of $1,000,000 in excess thereof. The maximum amount of Adjusted Eurodollar Rate Advances at any given time shall not exceed 80% of the projected average daily balance of the Advances for the Interest Period in question as determined by Foothill, based upon information furnished by Borrowers, but without creating any obligation on Foothill's part to make any Advances available other than on the terms and conditions set forth in the Agreement.

      (iv)(x) Borrowers may elect to prepay any Adjusted Eurodollar Rate Advances only on the last day of the applicable Interest Period, provided, that
                                                                 --------
in the event of the prepayment of any such Advances, including any automatic prepayment through required application by Foothill of proceeds of Accounts and other Collateral received by Foothill, on a date other than the last day of an Interest Period for any reason, including, without limitation, acceleration pursuant to Section 2.6(a)(iv)(y) hereof or otherwise pursuant to this
            ---------------------
Agreement, each Borrower
shall indemnify Foothill for Funding Losses which may arise in connection with such prepayment of such Borrower's Adjusted Eurodollar Rate Advances. Notwithstanding anything to the contrary contained herein, if the outstanding Advances are reduced below the balance of the outstanding Adjusted Eurodollar Rate by virtue of automatic prepayment from proceeds of Accounts and other collateral, then Foothill will automatically make an advance to Borrowers so that the outstanding Advances will equal the outstanding Adjusted Eurodollar Rate Advances so long as each Borrower has sufficient borrowing availability under the formulas set forth in the Agreement and subject to the reserves and applicable sublimits thereunder.

               (y)  In the event that the aggregate amount with respect to which a Borrower has exercised the Eurodollar Option exceeds the amount of Advances to such Borrower actually outstanding at any time, or in the event that the Adjusted Eurodollar Rate Advances shall at any time exceed the amounts of Advances under the Agreement which Foothill determines are available under the lending formulas and subject to reserves, the definitions of Maximum Revolving Amount and applicable sublimits, all as set forth in this Agreement, then, in addition to all other rights and remedies to Foothill, Foothill may, at its option, require that such Adjusted Eurodollar Rate Advances cease to accrue interest based on the Adjusted Eurodollar Rate. In such event, the Adjusted Eurodollar Rate Advances will bear interest as provided in Section 2.6(a)(i) of
                                                           -----------------
this Agreement, and each Borrower shall indemnify Foothill for Funding Losses which may arise in connection with the termination of applicability of interest based on the Adjusted Eurodollar Rate as to such Borrower.

               (v)(x) The Adjusted Eurodollar Rate may be automatically adjusted by Foothill on a prospective basis to take into account the additional or increased cost to Foothill of maintaining any necessary reserves for Eurodollar deposits or increased costs due to change in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including but not limited to changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, that increase or would increase the costs of funding loans bearing interest based on the Adjusted Eurodollar Rate. Foothill shall give Borrowers notice of such determination and adjustment and Borrowers may, by notice to Foothill: (A) require Foothill to furnish to Borrowers a statement setting forth the basis for adjusting such Adjusted Eurodollar Rate and the method for determining the amount of such adjustment; and/or (B) repay the Adjusted Eurodollar Rate Advances, or portions thereof, with respect to which such adjustment is made, as appropriate.

               (y) In the event that any change in circumstances or any law, regulation, treaty or directive, or any change therein or the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of Foothill, make it unlawful or impractical for Foothill to fund or maintain an Adjusted Eurodollar Loan or to continue such funding or maintaining or to determine or change interest rates based on the Adjusted Eurodollar Rate, Foothill shall give notice of such circumstances to the Borrowers and (A) in the case of any Adjusted Eurodollar Rate Advances which are outstanding, the date specified in Foothill's notice shall be deemed to be the last day of the Interest Period of such Adjusted Eurodollar Rate Advances, and interest upon the Adjusted Eurodollar Advances then outstanding shall thereafter accrue as provided in Section 2.6(a)(i) of the Agreement, and (B) Foothill shall not be
            -----------------
obligated to permit Borrowers to elect the Eurodollar Option as to any Loan until Foothill determines that it would no longer be unlawful or impractical to do so.

               (vi) Notwithstanding anything to the contrary contained herein, neither Foothill nor any participant is required to actually acquire United States dollar deposits on the London Interbank Market to fund or otherwise match fund any Advances as to which interest accrues based on the Adjusted Eurodollar Rate. Provisions of Section 2.6(a)(iv) hereof shall apply as if Foothill and/or
                    ------------------
its participants had match funded any Advances as to which interest is accruing based on the Adjusted Eurodollar Rate by acquiring United States dollar deposits in the London Interbank Market for each Interest Period in the amount of the Adjusted Eurodollar Rate Loan. Funding Losses of Foothill hereunder shall include the aggregate Funding Losses of Foothill and its participants in the Adjusted Eurodollar Rate Advances.

               (b) Letter of Credit Fee. Borrowers shall pay Foothill a fee (in addition to the charges, commissions, fees, and costs set forth in
Section 2.2(e)) equal to one and one-half (1.50%) percent per annum times the
---------------
aggregate undrawn amount of all outstanding Letters of Credit.

               (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default, (i) all Obligations (except for undrawn Letters of Credit) shall bear interest at a per annum rate equal to two and three-quarters (2.75) percentage points above the Reference Rate, and (ii) the Letter of Credit fee provided in Section 2.6(b) shall be increased to three and one-half (3.5%)
                --------------
percent per annum times the amount of the undrawn Letters of Credit that were outstanding during the immediately preceding month.

               (d) Payments. Interest and Letter of Credit fees payable hereunder shall be due and payable, in arrears, on the first day of each month during the term hereof. Each Borrower hereby authorizes Foothill, at its option, without prior notice to Borrowers, to charge such interest and Letter of Credit fees, all Foothill Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.2(e) (as and when accrued or
                                --------------
incurred), the fees and charges provided for in Section 2.11 (as and when
                                                ------------
accrued or incurred), all amounts provided for in Section 2.6 (a)(iv) hereof,
                                                  -------------------
and all installments or other payments due under any Loan Document to either Borrower's Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Advances hereunder.

               (e) Computation. The Reference Rate as of the date of this Agreement is 8.5% per annum. In the event the Reference Rate is changed from time to time hereafter, the applicable rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to such change in the Reference Rate. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

               (f)  Intent to Limit Charges to Maximum Lawful Rate. In no
event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Each Borrower and Foothill, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that,
                                                 --------  -------
anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as of the date of this Agreement, each Borrower is and
           ---- -----
shall be liable only for the payment of such maximum as allowed by law, and payment received from such Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

          2.7 COLLECTION OF ACCOUNTS. Each Borrower shall at all times maintain lockboxes (the "Lockboxes") and, immediately after the Closing Date, shall instruct all Account Debtors with respect to the Accounts, General Intangibles, and Negotiable Collateral of each Borrower to remit all Collections in respect
                                                    ---
thereof to such Lockboxes. Each Borrower, Foothill, and the Lockbox Banks shall enter into the Lockbox Agreements, which among other things shall provide for the opening of a Lockbox Account for the deposit of Collections at a Lockbox Bank. Each Borrower agrees that all Collections and other amounts received by such Borrower from any Account Debtor or any other source immediately upon receipt shall be deposited into a Lockbox Account. No Lockbox Agreement or arrangement contemplated thereby shall be modified by a Borrower without the prior written consent of Foothill. Upon the terms and subject to the conditions set forth in the Lockbox Agreements, all amounts received in each Lockbox Account shall be wired each Business Day into an account (the "Foothill Account") maintained by Foothill at a depositary selected by Foothill.

          2.8 CREDITING PAYMENTS; APPLICATION OF COLLECTIONS. The receipt of any Collections by Foothill (whether from transfers to Foothill by the Lockbox Banks pursuant to the Lockbox Agreements or otherwise) immediately shall be applied provisionally to reduce the Obligations outstanding under Section 2.1,
                                                                  -----------
but shall not be considered a payment on account unless such Collection item is a wire transfer of immediately available federal funds and is made to the Foothill Account or unless and until such Collection item is honored when presented for payment. From and after the Closing Date, Foothill shall be entitled to charge Borrower for two (2) Business Days of `clearance' or `float' at the rate set forth in Section 2.6(a)(i) or Section 2.6(c)(i), as applicable,
                         -----------------    -----------------
on all Collections that are received by Foothill (regardless of whether forwarded by the Lockbox Banks to Foothill, whether provisionally applied to reduce the Obligations under Section 2.1, or otherwise). This across-the-board
                             -----------
two (2) Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of Foothill's financing of Borrowers, and shall apply irrespective of the characterization of whether receipts are owned by Borrowers or Foothill, and whether or not there are any outstanding Advances, the effect of such clearance or float charge being the equivalent of charging two (2) Business Days of interest on such Collections. Should any Collection item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment, and interest shall be recalculated accordingly. Anything to the contrary contained herein notwithstanding, any Collection item shall be deemed received by Foothill only if it is received into the Foothill Account on a Business Day on or before 11:00 a.m. California time. If any Collection item is received into the Foothill Account on a non-Business Day or after 11:00 a.m. California time on a Business Day, it shall be deemed to have been received by Foothill as of the opening of business on the immediately following Business Day.

          2.9 DESIGNATED ACCOUNT. Foothill is authorized to make the Advances and issue the Letters of Credit under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(e). Each Borrower
                                               --------------
agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrowers and made by Foothill hereunder. Unless otherwise agreed by Foothill and Borrowers, any Advance requested by a Borrower and made by Foothill hereunder shall be made to the Designated Account.

          2.10 MAINTENANCE OF LOAN ACCOUNTS; STATEMENTS OF OBLIGATIONS.
Foothill shall maintain an account on its books in the name of each Borrower (individually, a "Loan Account" and collectively, the "Loan Accounts") on which each Borrower will be charged with all Advances made by Foothill to such Borrower or for such Borrower's account, including, accrued interest, Foothill Expenses, and any other payment Obligations of such Borrower. In accordance with Section 2.8, the appropriate Loan Account will be credited with all
     -----------
payments received by Foothill from each Borrower or for each Borrower's account, including all amounts received in the Foothill Account from any Lockbox Bank. Foothill shall render statements regarding the Loan Accounts to Borrowers, including principal, interest, fees, and including an itemization of all charges and expenses constituting Foothill Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between each Borrower and Foothill unless, within 30 days after receipt thereof by a Borrower, such Borrower shall deliver to Foothill written objection thereto describing the error or errors contained in any such statements.

          2.11 FEES.  Borrowers shall pay to Foothill the following fees:

               (a) Closing Fee. A closing fee of $125,000, which has been previously received by Foothill.

               (b) Unused Line Fee. On the first day of each month during the term of this Agreement, an unused line fee in an amount equal to one-quarter of one (.25%) percent per annum times the Average Unused Portion of the Maximum Revolving Amount.

               (c) Financial Examination, Documentation, and Appraisal Fees. Foothill's customary fee of $650 per day per examiner, plus out-of-pocket expenses for each financial analysis and examination (i.e., audits) of Borrower performed by personnel employed by Foothill; Foothill's customary appraisal fee of $1,500 per day per appraiser, plus out-of-pocket expenses for each appraisal of the

Collateral performed by personnel employed by Foothill (which appraisals may be conducted from time to time at Foothill's discretion, but no more frequently than semi-annually prior to the occurrence of an Event of Default); and, the actual charges paid or incurred by Foothill if it elects to employ the services of one or more third Persons to perform such financial analyses and examinations (i.e., audits) of Borrower or to appraise the Collateral;

               (d) Collateral Management Fee. On the first day of each month during the term of this Agreement, and thereafter so long as any Obligations are outstanding, a collateral management fee in an amount equal to $2,000; and

               (e) Supplemental Letter of Credit Fee. Together with either Borrower's request prior to each Supplemental Line Period that Foothill issue Supplemental Letters of Credit during such Supplemental Line Period, a Supplemental Letter of Credit Fee in the amount of $30,000.

          2.12 AMENDMENT AND RESTATEMENT

               (a) The Borrowers acknowledge, confirm and agree that (i) all of the transactions contemplated by the Reorganization Plan have been, on or prior to the date hereof, fully consummated and that prior to the consummation of such transactions, Foothill, KPR, and Holding Company were parties to certain financing arrangements pursuant to a Loan and Security Agreement dated as of November 20, 1997 (the "Existing Loan Agreement" and together with all other "Loan Documents" as defined therein, collectively, the "Existing Loan Documents"), and (ii) from and after the consummation of the transactions contemplated by the Reorganization Plan, Borrowers are jointly and severally obligated to Foothill in respect of all "Obligations" of KPR and Holding Company under, and as defined in, the Existing Loan Agreement, including, without limitation, "Advances" thereunder, and as defined therein, in the aggregate principal amount outstanding as of the date hereof of $18,825,186 and "Letters of Credit" issued pursuant to, and as defined in, the Existing Loan Agreement in the undrawn aggregate principal amount as of the date hereof of $1,219,551.

               (b) The parties hereto acknowledge and agree that this Agreement is an amendment and restatement in its entirety of the Existing Loan Agreement, subject to the terms of this Section 2.12.
                             -------------

               (c) All "Advances" to KPR and Holding Company outstanding under, and as defined in, the Existing Loan agreement immediately prior to the effectiveness hereof, shall be deemed outstanding Advances hereunder, and such Advances, together with all accrued interest, fees, charges and expenses owing under the Existing Loan Documents, shall in all respects be deemed Obligations hereunder and shall be subject to and governed by the terms hereof and of the other Loan Documents and, subject to Section 2.12(e) hereof, shall no longer be subject or governed by the Existing Loan Documents.

          (d) All "Letters of Credit" issued or opened by Foothill under, and as defined in, the Existing Loan Documents or with respect to which Foothill has, pursuant to the Existing Loan Documents, indemnified the issuer or guaranteed to the issuer the performance by KPR or Holding Company of its obligations to such issuer, shall, to the extent the same are outstanding immediately prior to the effectiveness hereof, be deemed Letters of Credit to Borrowers hereunder and shall be subject to and governed by the terms hereof and of the other Loan Documents, and, subject to Section 2.12(e) hereof, shall no longer be subject to or governed by the Existing Loan Documents.

          (e) Notwithstanding the amendment and restatement of the Existing Loan Agreement pursuant to this Agreement, nothing contained in this Agreement or any other Loan Documents executed and delivered in connection herewith shall extinguish, impair or limit the liens, security interests, assignments, pledges and rights of setoff in or with respect to the existing and future property of Borrowers or any Guarantor granted to or held by Foothill pursuant to the Existing Loan Documents or the perfection or priority thereof. In addition, no right or remedy of Foothill as against any third party under any of the Existing Loan Documents and no obligation of any Borrower or Guarantor to any third party or to Foothill under any Existing Loan Document to which a third party is a signatory, shall be discharged, impaired or otherwise affected by the amendment and restatement contained in this Agreement or any other Loan Document executed in connection herewith, and, accordingly, all Loan Documents to which a third party is a signatory include, without limitation, all intercreditor agreements, subordination agreements, landlord and mortgagee waivers, bailee acknowledgment and notification letters, lockbox and blocked account agreements and insurance endorsements executed and/or delivered to Foothill pursuant to the Existing Loan Agreement.

     3.   CONDITIONS; TERM OF AGREEMENT.

          3.1 CONDITIONS PRECEDENT TO THE INITIAL ADVANCE AND LETTER OF CREDIT. The obligation of Foothill to make the initial Advance or to issue the initial Letter of Credit, is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Closing
Date:

               (a)  the Closing Date shall occur on or before December 31, 1997;

               (b) Foothill shall have received searches reflecting the filing of its financing statements and fixture filings and amendments to financing statements filed pursuant to the Existing Loan Documents, as required by Foothill;

               (c) Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                    (i)    the Lockbox Agreements;

                    (ii) a Trademark Collateral Assignment and Security Agreement, in form and substance satisfactory to Foothill, executed by Ryka;

                    (iii) a Patent Collateral Assignment and Security Agreement, in form and substance satisfactory to Foothill, executed by Ryka;

                    (iv)   [Intentionally omitted];

                    (v) guarantees of the Obligations, in form and substance satisfactory to Foothill, executed by KPR (as to the Obligations of Ryka hereunder), by Ryka (as to the Obligations of KPR hereunder) and by each of the Guarantors in favor of Foothill;

                    (vi) appropriate amendments to (including, without limitation, UCC-3 amendments) or amendments and restatements of all such Existing Loan Documents as shall be required by Foothill, each in form and substance satisfactory to Foothill, including, without limitation, with respect to the following Existing Loan Documents:

                         (A) a Trademark Collateral Assignment and Security Agreement, executed by Apex;

                         (B) a Trademark Collateral Assignment and Security Agreement, executed by KPR;

                         (C) an Assignment of Life Insurance Policy as Collateral, as to life insurance on the life of Rubin in amount and on terms acceptable to Foothill together with evidence of such insurance;

                         (D) a Collateral Assignment of Note, executed by KPR pursuant to which KPR granted to Foothill a first perfected security interest in, and pledges to Foothill, the Ryka-KPR Note and all collateral security granted to KPR in connection therewith, together with the delivery to Foothill of the Ryka-KPR Note duly endorsed to Foothill's order, and UCC-3 assignments assigning to Foothill any UCC-1 financing statements filed against Ryka as debtor in favor of KPR as secured party;

               (d) Foothill shall have received a certificate from the Secretary of each Borrower and each Corporate Guarantor attesting to the resolutions of such Borrower's and such Corporate Guarantor's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which each Borrower and Corporate Guarantor is a party and authorizing specific officers of each Borrower and Corporate Guarantor to execute the same;

               (e) Foothill shall have received copies of each Borrower's and Corporate Guarantor's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Borrower and Corporate Guarantor;

               (f) Foothill shall have received a certificate of status with respect to each Borrower and Corporate Guarantor, dated within 10 days of the

Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Borrower and Corporate Guarantor, which certificate shall indicate that such Borrower and Corporate Guarantor is in good standing in such jurisdiction;

               (g) Foothill shall have received certificates of status with respect to each Borrower and Corporate Guarantor, each dated within 15 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Borrower and Corporate Guarantor is in good standing in such jurisdictions;

               (h) Foothill shall have received evidence satisfactory to Foothill that all transactions contemplated by the Reorganization Plan have been fully and legally consummated in accordance with the Reorganization Plan and that no action, suit, injunction or other proceeding is pending with respect thereto;

               (i) Foothill shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.10, the
                                                           ------------
form and substance of which shall be satisfactory to Foothill and its counsel;

               (j) Foothill shall have received duly executed certificates of title with respect to that portion of the Collateral that is subject to certificates of title;

               (k) Foothill shall have received such Collateral Access Agreements from lessors, warehousemen, bailees, and other third persons as Foothill may require;

               (l) Foothill shall have received an opinion of Borrower's counsel in form and substance satisfactory to Foothill in its sole discretion;

               (m) Foothill shall have received satisfactory evidence that all tax returns required to be filed by each Borrower and Corporate Guarantor have been timely filed and all taxes upon each Borrower and Corporate Guarantor or its properties, assets, income, and franchises (including real property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

               (n) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Foothill and its counsel; and

               (o) no Material Adverse Change shall have occurred since the date of Foothill's most recent field examination prior to the date hereof.

          3.2 CONDITIONS PRECEDENT TO ALL ADVANCES AND ALL LETTERS OF CREDIT. The following shall be conditions precedent to all Advances and all Letters of Credit hereunder:

               (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

               (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof; and

               (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates.

          3.3 CONDITION SUBSEQUENT. As a condition subsequent to initial closing hereunder, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

               (a) on or before December 30, 1997, deliver to Foothill the certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.10, the form and substance of which shall
                            ------------
be satisfactory to Foothill and its counsel.

          3.4 TERM; AUTOMATIC RENEWAL. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on November 20, 2002 (the "Renewal Date") and automatically shall be renewed for successive one (1) year periods thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement effective on the Renewal Date or on any one (1) year anniversary of the Renewal Date by giving the other party at least 90 days prior written notice. The foregoing notwithstanding, Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

          3.5 EFFECT OF TERMINATION. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of either or both of Borrowers with respect to any outstanding Letters of Credit) immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge either or both of Borrowers of their respective duties, Obligations, or covenants hereunder, and Foothill's continuing security interests in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and Foothill's obligation to provide additional credit hereunder is terminated. If Borrowers have sent a notice of termination pursuant to the provisions of
Section 3.4, but fails to pay the Obligations in full on the date set forth in
-----------
said notice, then Foothill may, but shall not be required to, renew this Agreement for an additional term of one (1) year.

          3.6  EARLY TERMINATION BY BORROWERS.  The provisions of Section 3.4
                                                                  -----------
that allow termination of this Agreement by Borrowers only on the Renewal Date and certain anniversaries thereof notwithstanding, Borrowers have the option, at any time upon 90 days prior written notice to Foothill, to terminate this Agreement as to both Borrowers (and not as to only one Borrower) by paying to Foothill, in cash, the Obligations (including an amount equal to 102% of the undrawn amount of the Letters of Credit), in full, together with a premium (the "Early Termination Premium") equal to $200,000.

          3.7 TERMINATION UPON EVENT OF DEFAULT. If Foothill terminates this Agreement upon the occurrence of an Event of Default, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Foothill's lost profits as a result thereof, Borrowers shall pay to Foothill upon the effective date of such termination, a premium in an amount equal to the Early Termination Premium. The Early Termination Premium shall be presumed to be the amount of damages sustained by Foothill as the result of the early termination and each Borrower agrees that it is reasonable under the circumstances currently existing. The Early Termination Premium provided for in this Section 3.7 shall
                                                              -----------
be deemed included in the Obligations.

     4.   CREATION OF SECURITY INTEREST.

          4.1 GRANT OF SECURITY INTEREST. Each Borrower hereby grants to Foothill a continuing security interest in all currently existing and hereafter acquired or arising Personal Property Collateral of such Borrower in order to secure prompt repayment of any and all Obligations of such Borrower hereunder (the Obligations of each Borrower to include, without limitation its obligations under its guarantee of the other Borrower's Obligations hereunder) and in order to secure prompt performance by each Borrower of each of its covenants and duties under the Loan Documents. Foothill's security interests in the Personal Property Collateral shall attach to all Personal Property Collateral without further act on the part of Foothill or Borrowers. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for the sale of Inventory to buyers in the ordinary course of business, neither Borrower has any authority, express or implied, to dispose of any item or portion of the Personal Property Collateral or the Real Property Collateral.

          4.2 NEGOTIABLE COLLATERAL. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, each Borrower, immediately upon the request of Foothill, shall endorse and deliver physical possession of such Negotiable Collateral to Foothill.

          4.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, AND NEGOTIABLE COLLATERAL. At any time, Foothill or Foothill's designee may (a) after the occurrence of an Event of Default, notify customers or Account Debtors of either or both Borrowers that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Foothill or that Foothill has a security interest therein, and (b) collect the Accounts, General Intangibles, and Negotiable Collateral directly and charge the collection costs and expenses to the appropriate Loan Account. Each Borrower agrees that it will hold in trust for Foothill, as Foothill's trustee, any Collections that it receives and immediately will deliver said Collections to Foothill in their original form as received by such Borrower.

          4.4 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. At any time upon the request of Foothill, each Borrower shall execute and deliver to Foothill all financing statements, continuation financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Foothill reasonably may request, including, without limitation, amendments to or amendments and restatements of such other Existing Loan Documents that are not described in
Section 3.1 as Foothill shall request, in form
-----------
satisfactory to Foothill, to perfect and continue perfected Foothill's security interests in the Collateral, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents.

          4.5 POWER OF ATTORNEY. Each Borrower hereby irrevocably makes, constitutes, and appoints Foothill (and any of Foothill's officers, employees, or agents designated by Foothill) as such Borrower's true and lawful attorney, with power to (a) if such Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of such
                                          -----------
Borrower on any of the documents described in Section 4.4, (b) at any time that
                                              -----------
an Event of Default has occurred and is continuing or Foothill deems itself insecure, sign such Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse such Borrower's name on any Collection item that may come into Foothill's possession, (e) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, notify the post office authorities to change the address for delivery of such Borrower's mail to an address designated by Foothill, to receive and open all mail addressed to such Borrower, and to retain all mail relating to the Collateral and forward all other mail to such Borrower, (f) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, make, settle, and adjust all claims under such Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (g) at any time that an Event of Default has occurred and is continuing or Foothill deems itself insecure, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Foothill determines to be reasonable, and Foothill may cause to be executed and delivered any documents and releases that Foothill determines to be necessary. The appointment of Foothill as each Borrower's attorney, and each and every one of Foothill's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Foothill's obligation to extend credit hereunder is terminated.

          4.6 RIGHT TO INSPECT. Foothill (through any of its officers, employees, or agents) shall have the right, from time to time hereafter to inspect Borrowers' Books of each Borrower and to check, test, and appraise the Collateral in order to verify each Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

     5.   REPRESENTATIONS AND WARRANTIES.

          In order to induce Foothill to enter into this Agreement, Borrowers jointly and severally make the following representations and warranties which shall be true, correct, and complete in all respects as of the date hereof, and shall be true, correct, and complete in all respects as of the Closing Date, and at and as of the date of the making of each Advance or issuance of each Letter of Credit made or issued thereafter, as though made on and as of the date of such Advance or Letter of Credit (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

          5.1 NO ENCUMBRANCES. Each Borrower and Guarantor has good and indefeasible title to the Collateral, free and clear of Liens except for Permitted Liens.

          5.2 ELIGIBLE ACCOUNTS. The Eligible Accounts are bona fide existing obligations created by the sale and delivery of Inventory or the rendition of services to Account Debtors in the ordinary course of each Borrower's business, unconditionally owed to such Borrower without defenses, disputes, offsets, counterclaims, or rights of return or cancellation. The property giving rise to such Eligible Accounts has been delivered to the Account Debtor, or to the Account Debtor's agent for immediate shipment to and unconditional acceptance by the Account Debtor. Neither Borrower has received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any Account Debtor regarding any Eligible Account.

          5.3 ELIGIBLE INVENTORY. All Eligible Inventory is of good and merchantable quality, free from defects.

          5.4 EQUIPMENT. All of the Equipment is used or held for use in each Borrower's business and is fit for such purposes.

          5.5 LOCATION OF INVENTORY AND EQUIPMENT. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party (without Foothill's prior written consent) and are located only at the locations identified on
Schedule 6.12 or otherwise permitted by Section 6.12.
-------------                           ------------

          5.6 INVENTORY RECORDS. Each Borrower keeps correct and accurate records itemizing and describing the kind, type, quality, and quantity of the Inventory, and such Borrower's cost therefor.

          5.7 LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN. The chief executive office of each Borrower is located at the address indicated in the preamble to this Agreement, KPR's FEIN is 23-2638986, and Ryka's FEIN is __________.

          5.8  DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

               (a) Each Borrower and Corporate Guarantor is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation and qualified and licensed to do business in, and in good standing in, any state where the failure to be so licensed or qualified reasonably could be expected to have a Material Adverse Change.

               (b)  Set forth on Schedule 5.8, is a complete and accurate list
                                 ------------
of each Borrower's and Corporate Guarantor's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their incorporation; (ii) the number of shares of each class of common and preferred stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by such Borrower or Guarantor. All of the outstanding capital stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

               (c)  Except as set forth on Schedule 5.8, no capital stock (or
                                           ------------
any securities, instruments, warrants, options, purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of any direct or indirect Subsidiary of any Borrower or Guarantor is subject to the issuance of any security, instrument, warrant, option, purchase right, conversion or exchange right, call, commitment or claim of any right, title, or interest therein or thereto.

          5.9  DUE AUTHORIZATION; NO CONFLICT.

               (a) The execution, delivery, and performance by each Borrower and Corporate Guarantor of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary corporate action.

               (b) The execution, delivery, and performance by each Borrower of this Agreement and the Loan Documents to which it is a party do not and will not
(i) violate any provision of federal, state, or local law or regulation (including Regulations G, T, U, and X of the Federal Reserve Board) applicable to such Borrower, the Governing Documents of such Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on such Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation or material lease of either or both of Borrowers, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of either or both of Borrowers, other than Permitted Liens, or (iv) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of either or both of Borrowers.

               (c) Other than the filing of appropriate financing statements, fixture filings, and mortgages, the execution, delivery, and performance by any of Borrowers and Guarantors of this Agreement and the Loan Documents to which such Borrower or Guarantor is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any federal, state, foreign, or other Governmental Authority or other Person.

               (d) This Agreement and the Loan Documents to which any of Borrowers or Guarantors is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Borrower or Guarantor will be the legally valid and binding obligations of each such Borrower or Guarantor, enforceable against each such Borrower or Guarantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

               (e) The Liens granted by each Borrower to Foothill in and to its properties and assets pursuant to this Agreement and the other Loan Documents are validly created, perfected, and first priority Liens, subject only to Permitted Liens and to such other liens as are specifically permitted hereunder.

          5.10 LITIGATION. There are no actions or proceedings pending by or against any Borrower or Guarantor before any court or administrative agency and neither Borrower has any knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving any Borrower or Guarantor, including, without limitation, with respect to the transactions contemplated by the Reorganization Plan, except for: (a) ongoing collection matters in which Borrower is the plaintiff; (b) matters disclosed on Schedule 5.10; and (c) matters arising after
                                    -------------
the date hereof that, if decided adversely to a Borrower or Guarantor, would not have a Material Adverse Change.

          5.11 NO MATERIAL ADVERSE CHANGE. All financial statements relating to either or both Borrowers or any guarantor of the Obligations that have been delivered by either or both of Borrowers to Foothill have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present each Borrower's (or such guarantor's, as applicable) financial condition as of the date thereof and each Borrower's (or guarantor's, as applicable) results of operations for the period then ended. There has not been a Material Adverse Change with respect to either or both of Borrowers (or any guarantor, as applicable) since the date of the latest financial statements submitted to Foothill on or before the Closing Date.

          5.12 SOLVENCY. Each Borrower and Corporate Guarantor is Solvent. No transfer of property is being made by either or both of Borrowers or any Guarantor, and no obligation is being incurred by either or both of Borrowers or any Guarantor in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrowers or any Guarantor.

          5.13 EMPLOYEE BENEFITS. Neither of Borrowers, any of their respective Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan, other than those listed on Schedule 5.13. Each Borrower, each of
                                         -------------
their respective Subsidiaries and each ERISA Affiliate have satisfied the minimum funding standards of ERISA and the IRC with respect to each Benefit Plan to which it is obligated to contribute. No ERISA Event has occurred nor has any other event occurred that may result in an ERISA Event that reasonably could be expected to result in a Material Adverse Change. Neither of Borrowers, any of their respective Subsidiaries, any ERISA Affiliate, or any fiduciary of any Plan is subject to any direct or indirect liability with respect to any Plan under any applicable law, treaty, rule, regulation, or agreement. Neither of Borrowers or any of their respective Subsidiaries or any ERISA Affiliate is required to provide security to any Plan under Section 401(a)(29) of the IRC.

          5.14 ENVIRONMENTAL CONDITION. None of either or both of Borrowers' properties or assets has ever been used by Borrower or, to the best of each Borrower's knowledge, by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials. None of either or both of Borrowers' properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, or a candidate for closure pursuant to any environmental protection statute. No Lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned or operated by either or both of Borrowers. Neither has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by either or both of Borrowers resulting in the releasing or disposing of Hazardous Materials into the environment.

          5.15 REORGANIZATION PLAN. All transactions contemplated by the Reorganization Plan have been fully and legally consummated in accordance with the terms and conditions of the Reorganization Plan, as in effect as of October 15, 1997, and there are no claims, actions, suits or proceedings pending or injunctions issued with respect thereto. Pursuant to the Reorganization Plan, among other things, Holding Company has, on or before the date hereof, transferred all of its right, title and interest in and to all of its assets and properties to Ryka and Ryka is presently the owner thereof and Ryka has assumed and agreed to pay and perform, in accordance with their respective terms, all obligations, liabilities and indebtedness of Holding Company existing as of the date of such asset transfer, including, without limitation, all "Obligations" outstanding as of the date hereof under, and as defined in, the Existing Loan Agreement.

     6.   AFFIRMATIVE COVENANTS.

          Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, and unless Foothill shall otherwise consent in writing, each Borrower shall do all of the following:

          6.1 ACCOUNTING SYSTEM. Maintain a standard and modern system of accounting that enables each Borrower and Corporate Guarantor to produce financial statements in accordance with GAAP, and maintain records pertaining to the Collateral that contain information as from time to time may be requested by Foothill. Each Borrower also shall keep a modern inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

          6.2 COLLATERAL REPORTING. Each Borrower shall provide Foothill with the following documents at the following times in form satisfactory to Foothill:
(a) on each Business Day, a sales journal, collection journal, and credit register since the last such schedule and a calculation of the Borrowing Base as of such date, (b) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement, (i) a detailed calculation of the Borrowing Base, and (ii) a detailed aging, by total, of the Accounts, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Foothill, (c) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement, a summary aging, by vendor, of such Borrower's accounts payable and any book overdraft, (d) on a weekly basis, Inventory reports specifying such Borrower's cost and the wholesale market value of its Inventory by category, with additional detail showing additions to and deletions from the Inventory, (e) on each Business Day, notice of all returns, disputes, or claims, (f) upon request, copies of invoices in connection with the Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Accounts and for Inventory and Equipment acquired by such Borrower, purchase orders and invoices, (g) on a quarterly basis, a detailed list of such Borrower's customers, (h) on a monthly basis, a calculation of the Dilution for the prior month; (i) on a monthly basis, a report as to payments by the Borrowers of warehousing costs and fees for the prior month including information as to amounts and payees thereof and information as to any such amounts which are past due or have not been paid in full on a timely basis for any reason whatsoever;
(j) on a weekly basis during each Seasonal Supplemental Credit Period, reports as to outstanding purchase orders in respect of pre-sold Inventory together with copies of related purchase orders and invoices, and other supporting documents with respect thereto as Foothill may request; and (k) such other reports as to the Collateral or the financial condition of such Borrower as Foothill may request from time to time. Original sales invoices evidencing daily sales shall be mailed by each Borrower to each Account Debtor and, at Foothill's direction, the invoices shall indicate on their face that the Account has been assigned to Foothill and that all payments are to be made directly to Foothill.

          6.3  FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.  Deliver to
Foothill: (a) as soon as available, but in any event within 30 days after the end of (x) each month during each of each Borrower's fiscal years, a company prepared balance sheet and income statement, and (y) each fiscal quarter during each of each Borrower's fiscal years, a company prepared statement of cash flow, covering each Borrower's operations during such period; and (b) as soon as available, but in any event within 90 days after the end of each of Borrower's fiscal years, financial statements of each Borrower for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Foothill and certified, without any qualifications (except that the certification of the financial statements for Ryka for the fiscal year ended December 31, 1997 only shall be permitted to contain a "going concern" qualification if, and only if, such qualification is based on and the result of Ryka's financial projections delivered to Foothill prior to November 20, 1997 and no other factor, event or condition), by such accountants to have been prepared in accordance with GAAP, together with a certificate of such accountants addressed to Foothill stating that such accountants do not have knowledge of the existence of any Default or Event of Default. Such audited financial statements shall include a balance sheet, profit and loss statement, and statement of cash flow and, if prepared, such accountants' letter to management. If either or both of Borrowers is a parent company of one or more Subsidiaries, or Affiliates, or is a Subsidiary or Affiliate of another company, then, in addition to the financial statements referred to above, such Borrower agrees to deliver financial statements prepared on a consolidating basis so as to present such Borrower and each such related entity separately, and on a consolidated basis.

               Together with the above, Borrowers also shall deliver to Foothill Holding Company's Form 10-Q Quarterly Reports, Form 10-K Annual Reports, and Form 8-K Current Reports, and any other filings made by Holding Company with the Securities and Exchange Commission, if any, as soon as the same are filed, or any other information that is provided by Holding Company to its shareholders, and each Borrower shall deliver to Foothill any other report reasonably requested by Foothill relating to the financial condition of such Borrower.

               Each month, together with the financial statements provided pursuant to Section 6.3(a), each Borrower shall deliver to Foothill a
            --------------
certificate signed by its chief financial officer to the effect that: (i) all financial statements delivered or caused to be delivered to Foothill hereunder have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present the financial condition of such Borrower,
(ii) the representations and warranties of such Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), (iii) for each month that also is the date on which a financial covenant in Section 7.20 is to be tested, a Compliance Certificate
                        ------------
demonstrating in reasonable detail compliance at the end of such period with the applicable financial covenants contained in Section 7.20, and (iv) on the date
                                            ------------
of delivery of such certificate to Foothill there does not exist any condition or event that constitutes a Default or Event of Default (or, in the case of clauses (i), (ii), or (iii), to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action such Borrower has taken, is taking, or proposes to take with respect thereto).

               Each Borrower shall have issued written instructions to its independent certified public accountants authorizing them to communicate with Foothill and to release to Foothill whatever financial information concerning such Borrower that Foothill may request. Each Borrower hereby irrevocably authorizes and directs all auditors, accountants, or other third parties to deliver to Foothill, at Borrower's expense, copies of such Borrower's financial statements, papers related thereto, and other accounting records of any nature in their possession, and to disclose to Foothill any information they may have regarding such Borrower's business affairs and financial conditions.

          6.4 TAX RETURNS. Deliver to Foothill copies of each of each Borrower's future federal income tax returns, and any amendments thereto, within 30 days of the filing thereof with the Internal Revenue Service.

          6.5 GUARANTOR REPORTS. Cause any guarantor of any of the Obligations to deliver its annual financial statements at the time when Borrower provides its audited financial statements to Foothill and copies of all federal income tax returns as soon as the same are available and in any event no later than 30 days after the same are required to be filed by law.

          6.6 RETURNS. Cause returns and allowances, if any, as between each Borrower and its Account Debtors to be on the same basis and in accordance with the usual customary practices of such Borrower, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to a Borrower, such Borrower promptly shall determine the reason for such return and, if such Borrower accepts such return, issue a credit memorandum (and, to the extent requested by Foothill, with a copy to be sent to Foothill) in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to Borrower, Borrower promptly shall determine the reason for such return and, if Foothill consents (which consent shall not be unreasonably withheld), issue a credit memorandum (with a copy to be sent to Foothill) in the appropriate amount to such Account Debtor.

          6.7 TITLE TO EQUIPMENT. Upon Foothill's request, each Borrower immediately shall deliver to Foothill, properly endorsed, any and all evidences of ownership of, certificates of title, or applications for title to any items of Equipment.

          6.8 MAINTENANCE OF EQUIPMENT. Maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted), and make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Other than those items of Equipment that constitute fixtures on the Closing Date, neither Borrower shall permit any item of Equipment to become a fixture to real estate or an accession to other property, and such Equipment shall at all times remain personal property.

          6.9 TAXES. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against either or both of Borrowers or any of their respective property to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Each Borrower shall make due and timely payment or deposit of all such federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Foothill, on demand, appropriate certificates attesting to the payment thereof or deposit with respect thereto. Each Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Foothill with proof satisfactory to Foothill indicating that such Borrower has made such payments or deposits.

          6.10 INSURANCE.

               (a) At its expense, keep the Personal Property Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. Each Borrower also shall maintain business interruption, public liability, product liability, and property damage insurance relating to such Borrower's ownership and use of the Personal Property Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation.

               (b) At its expense, obtain and maintain (i) insurance of the type necessary to insure the improvements and personal property located on the real property which is covered by the Mortgages, for the full replacement cost thereof, against any loss by fire, lightning, windstorm, hail, explosion, aircraft, smoke damage, vehicle damage, earthquakes, elevator collision, and other risks from time to time included under "extended coverage" policies, in such amounts as Foothill may require, but in any event in amounts sufficient to prevent either or both Borrowers from becoming a co-insurer under such policies,
(ii) combined single limit bodily injury and property damages insurance against any loss, liability, or damages on, about, or relating to each parcel of Real Property Collateral, in an amount reasonably satisfactory to Foothill; (iii) business rental insurance covering annual receipts for a 12 month period for each parcel of Real Property Collateral; and
(iv) insurance for such other risks as Foothill may require. Replacement costs, at Foothill's option, may be redetermined by an insurance appraiser, satisfactory to Foothill, not more frequently than once every 12 months at Borrowers' cost.

               (c) At its expense, maintain key man life insurance policies with respect to the following individuals and in the following amounts:


                    Name                 Amount

                    Michael Rubin        $1,000,000

                    Borrowers shall furnish Foothill with an "Absolute Assignment" of each such life insurance policy, shall record each such "Absolute Assignment" with the issuer of the respective policy, and shall furnish proof of such issuer's acceptance of such assignment. All proceeds payable under such life insurance policies shall be payable to Foothill to be applied on account of the Obligations.

               (d) All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Foothill. All insurance required herein shall be written by companies which are authorized to do insurance business in the State of New York. All hazard insurance and such other insurance as Foothill shall specify, shall contain a California Form 438BFU (NS) mortgagee endorsement, or an equivalent endorsement satisfactory to Foothill, showing Foothill as sole loss payee thereof, and shall contain a waiver of warranties. Every policy of insurance referred to in this
Section 6.10 shall contain an agreement by the insurer that it will not cancel
------------
such policy except after 30 days prior written notice to Foothill and that any loss payable thereunder shall be payable notwithstanding any act or negligence of the appropriate Borrower of such policy or Foothill which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) occupancy or use of the Real Property Collateral for purposes more hazardous than permitted by the terms of such policy, (ii) any foreclosure or other action or proceeding taken by Foothill pursuant to the Mortgages upon the happening of an Event of Default, or (iii) any change in title or ownership of the Real Property Collateral. Borrowers shall deliver to Foothill certified copies of such policies of insurance and evidence of the payment of all premiums therefor.

               (e) Original policies or certificates thereof satisfactory to Foothill evidencing such insurance shall be delivered to Foothill at least 30 days prior to the expiration of the existing or preceding policies. Borrowers shall give Foothill prompt notice of any loss covered by such insurance, and Foothill shall have the right to adjust any loss. Foothill shall have the exclusive right (subject, however, to the rights of the existing first and second mortgagees of KPR's premises in King of Prussia, Pennsylvania as to insurance covering their real property collateral) to adjust all losses payable under any such insurance policies without any liability to either or both of Borrowers whatsoever in respect of such adjustments, provided, however, that
                                                     --------  -------
Foothill shall use its reasonable efforts to consult with Borrowers in connection with any such adjustment of losses, but further provided that
                                               --- ------- --------
Borrowers agree and acknowledge that Foothill's failure to so consult with Borrowers shall not impair or affect Foothill's rights hereunder in any way whatsoever, and that, notwithstanding any such consultation (or failure to consult), Foothill's actions in connection with any such adjustment shall be in Foothill's sole discretion. Any monies received as payment for any loss under any insurance policy including the insurance policies mentioned above, shall be paid over to Foothill to be applied at the option of Foothill either to the prepayment of the Obligations without premium, in such order or manner as Foothill may elect, or shall be disbursed to Borrowers under stage payment terms satisfactory to Foothill for application to the cost of repairs, replacements, or restorations. All repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction. Upon the occurrence of an Event of Default, Foothill shall have the right to apply all prepaid premiums to the payment of the Obligations in such order or form as Foothill shall determine.

               (f) Neither Borrower shall take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.10, unless Foothill is included thereon as named
                      ------------
insured with the loss payable to Foothill under a standard California 438BFU
(NS) Mortgagee endorsement, or its local equivalent. Each Borrower immediately shall notify Foothill whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies immediately shall be provided to Foothill.

          6.11 NO SETOFFS OR COUNTERCLAIMS. Make payments hereunder and under the other Loan Documents by or on behalf of either or both of Borrowers without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes.

          6.12 LOCATION OF INVENTORY AND EQUIPMENT. Keep the Inventory and Equipment only at the locations identified on Schedule 6.12; provided, however,
                                              -------------  --------  -------
that Borrowers may amend Schedule 6.12 so long as such amendment occurs by
                         -------------
written notice to Foothill not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, Borrowers provide any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests in such assets and also provides to Foothill a Collateral Access Agreement.

          6.13 COMPLIANCE WITH LAWS. Comply with the requirements of all applicable laws, rules, regulations, and orders of any governmental authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not have and could not reasonably be expected to have a Material Adverse Change.

          6.14 EMPLOYEE BENEFITS.

               (a) Promptly, and in any event within 10 Business Days after either or both of Borrowers or any of their respective Subsidiaries knows or has reason to know that an ERISA Event has occurred that reasonably could be expected to result in a Material Adverse Change, a written statement of the chief financial officer of such Borrower describing such ERISA Event and any action that is being taking with respect thereto by such Borrower, any such Subsidiary or ERISA Affiliate, and any action taken or threatened by the IRS, Department of Labor, or PBGC. Such Borrower or such Subsidiary, as applicable, shall be deemed to know all facts known by the administrator of any Benefit Plan of which it is the plan sponsor, (ii) promptly, and in any event within 3 Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by such Borrower, any of its Subsidiaries or, to the knowledge of such Borrower, any ERISA Affiliate with respect to such request, and (iii) promptly, and in any event within 3 Business Days after receipt by such Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any ERISA Affiliate, of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice.

               (b) Cause to be delivered to Foothill, upon Foothill's request, each of the following: (i) a copy of each Plan (or, where any such plan is not in writing, complete description thereof) (and if applicable, related trust agreements or other funding instruments) and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of either or both of Borrowers or their respective Subsidiaries; (ii) the most recent determination letter issued by the IRS with respect to each Benefit Plan; (iii) for the three most recent plan years, annual reports on Form 5500 Series required to be filed with any governmental agency for each Benefit Plan; (iv) all actuarial reports prepared for the last three plan years for each Benefit Plan; (v) a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by each Borrower or any ERISA Affiliate to each such plan and copies of the collective bargaining agreements requiring such contributions; (vi) any information that has been provided to each Borrower or any ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan; and (vii) the aggregate amount of the most recent annual payments made to former employees of either or both of Borrowers or their respective Subsidiaries under any Retiree Health Plan.

          6.15 LEASES. Pay when due all rents and other amounts payable under any leases to which either or both of Borrowers is a party or by which each of both of Borrowers' properties and assets are bound, unless such payments are the subject of a Permitted Protest. To the extent that either or both of Borrowers fails timely to make payment of such rents and other amounts payable when due under its leases, Foothill shall be entitled, in its discretion, to reserve an amount equal to such unpaid amounts against the Borrowing Base.

     7.   NEGATIVE COVENANTS.

          Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower will not do, or permit any Corporate Guarantor to do, any of the following without Foothill's prior written consent:

          7.1 INDEBTEDNESS. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

          (a) Indebtedness evidenced by this Agreement, together with Indebtedness to issuers of letters of credit that are the subject of L/C Guarantees;

          (b) Indebtedness set forth in the latest financial statements of Borrowers and Corporate Guarantors submitted to Foothill on or prior to the Closing Date;

          (c)  Indebtedness secured by Permitted Liens;

          (d) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b) and (c) of this Section 7.1 (and continuance or renewal of any
                                  -----------
Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of repayment of the Obligations by either or both of Borrowers or the repayment by any of the Corporate Guarantors under their respective guarantees in favor of Foothill, (ii) the net cash proceeds of such refinancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, and
(iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations, then the subordination terms and conditions of the refinancing Indebtedness must be at least as favorable to Foothill as those applicable to the refinanced Indebtedness;

               (e) KPR's indebtedness to Rubin in the aggregate amount of $3,103,456, provided that such indebtedness shall at all times be subject to the Rubin Subordination Agreement;

               (f) Holding Company's indebtedness to KPR, as assumed by Ryka pursuant to the Reorganization Plan, evidenced by the Ryka-KPR Note, provided that KPR shall have granted to Foothill a first perfected security interest in such Note and all collateral security therefor, pursuant to the Collateral Assignment of Note provided for in Section 3.1(c)(k) hereof; and

               (g) Intercompany loans by each Borrower to the other Borrower.

          7.2 LIENS. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for (a) Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced under Section 7.1(d) and so long as the replacement Liens only encumber those
      --------------
assets or property that secured the
original Indebtedness) and (b) the security interest in Ryka's assets originally granted by Holding Company to KPR to secure Holding Company's obligations under the Ryka-KPR Note, and transferred subject thereto to Ryka pursuant to the Reorganization Plan, provided that KPR shall have assigned all of its rights in and to such security interest to Foothill pursuant to the Collateral Assignment of Note provided for in Section 3.1(c) hereof.

          7.3 RESTRICTIONS ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its property or assets.

          7.4 DISPOSAL OF ASSETS. Sell, lease, assign, transfer, or otherwise dispose of any of either or both of Borrowers' or any Corporate Guarantor's properties or assets other than sales of Inventory to buyers in the ordinary course of such Borrower's or Corporate Guarantor's business as currently conducted.

          7.5 CHANGE NAME. Change either or both of Borrowers' or any Corporate Guarantor's name, FEIN, corporate structure (within the meaning of Section 9402(7) of the Code), or identity, or add any new fictitious name.

          7.6 GUARANTEE. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of a Borrower or which are transmitted or turned over to Foothill.

          7.7 NATURE OF BUSINESS. Make any change in the principal nature of either or both of Borrowers' business.

          7.8  PREPAYMENTS AND AMENDMENTS.

               (a)  Except in connection with a refinancing permitted by Section
                                                                         -------
7.1(d), prepay, redeem, retire, defease, purchase, or otherwise acquire any
------
Indebtedness owing to any third Person, other than the Obligations in accordance with this Agreement, and

          (b) Directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b), (c), or (d).
      ----------------------------

          7.9 CHANGE OF CONTROL. Cause, permit, or suffer, directly or indirectly, any Change of Control.

          7.10 CONSIGNMENTS. Consign any Inventory or sell any Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

          7.11 DISTRIBUTIONS. Make any distribution or declare or pay any dividends (in cash or other property, other than capital stock) on, or purchase, acquire, redeem, or retire any of either or both of Borrowers' or any Corporate Guarantor's capital stock, of any class, whether now or hereafter outstanding, except that KPR may pay cash dividends, from legally available funds therefor, to Rubin for the fiscal year ending on

December 31, 1997 in amounts equal to the federal, state and local income taxes payable by Rubin in respect of his taxable share of KPR's taxable income or gains for that year as a corporation (if any) with respect to which, for such year, KPR has effectively elected Subchapter S status under the IRC; provided, that, (i) Foothill shall have received two (2) Business Days prior to the payment thereof, a certificate signed by KPR's chief financial officer, satisfactory in form and substance to Foothill in respect of his taxable share of KPR's taxable income or gains for such taxable year (if any) and providing full information and computations supporting such statement and (ii) such dividend is not in violation of applicable law or any other agreement to which KPR is a party or by which KPR is bound.

          7.12 ACCOUNTING METHODS. Modify or change its method of accounting or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of either or both of Borrowers' accounting records without said accounting firm or service bureau agreeing to provide Foothill information regarding the Collateral or either or both of Borrowers' financial condition. Each Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Foothill pursuant to or in accordance with this Agreement, and agrees that Foothill may contact directly any such accounting firm or service bureau in order to obtain such information.

          7.13 INVESTMENTS. Directly or indirectly make, acquire, or incur any liabilities (including contingent obligations) for or in connection with (a) the acquisition of the securities (whether debt or equity) of, or other interests in, a Person,

(b) loans, advances, capital contributions, or transfers of property to a Person, or (c) the acquisition of all or substantially all of the properties or assets of a Person.

          7.14 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of either or both of Borrowers except for transactions that are in the ordinary course of such Borrower's business, upon fair and reasonable terms, that are fully disclosed to Foothill, and that are no less favorable to such Borrower than would be obtained in an arm's length transaction with a non-Affiliate, and for purposes hereof, the Lease Agreement dated August 31, 1994, as amended by a First Amendment to Lease dated September __, 1996, and otherwise as in effect on the date hereof, providing for the lease of KPR's premises in King of Prussia, Pennsylvania shall be permitted.

          7.15 SUSPENSION. Suspend or go out of a substantial portion of its business.

          7.16 COMPENSATION. Increase the annual fee or per-meeting fees paid to directors during any year by more than 15% over the prior year; pay or accrue total cash compensation, during any year, to officers and senior management employees in an aggregate amount in excess of 125% of that paid or accrued in the prior year, except that Rubin's cash compensation may exceed such amount to the extent provided in the Key Employment Agreement dated September 25, 1996 between Rubin and Ryka as in effect on the date hereof.

          7.17 USE OF PROCEEDS. Use the proceeds of the Advances made hereunder for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (ii) to pay transactional costs and expenses incurred in connection with this Agreement, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes.

          7.18 CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT WITH BAILEES. Relocate its chief executive office to a new location without providing 30 days prior written notification thereof to Foothill and so long as, at the time of such written notification, Borrowers provide any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests and also provides to Foothill a Collateral Access Agreement with respect to such new location. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Foothill's prior written consent.

          7.19  NO PROHIBITED TRANSACTIONS UNDER ERISA.  Directly or indirectly:

                (a) engage, or permit any Subsidiary of either or both of Borrowers to engage, in any prohibited transaction which is reasonably likely to result in a civil penalty or excise tax described in Sections 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the Department of Labor;

                (b) permit to exist with respect to any Benefit Plan any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the IRC), whether or not waived;

                (c) fail, or permit any Subsidiary of either or both Borrowers to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

               (d) terminate, or permit any Subsidiary of either or both Borrowers to terminate, any Benefit Plan where such event would result in any liability of either or both of Borrowers, any of their respective Subsidiaries or any ERISA Affiliate under Title IV of ERISA;

               (e) fail, or permit any Subsidiary of either or both of Borrowers to fail, to make any required contribution or payment to any Multiemployer Plan;

               (f) fail, or permit any Subsidiary of either or both of Borrowers to fail, to pay any required installment or any other payment required under Section 412 of the IRC on or before the due date for such installment or other payment;

               (g) amend, or permit any Subsidiary of either or both of Borrowers to amend, a Plan resulting in an increase in current liability for the plan year such that any of Borrowers, any Subsidiary of either or both of Borrowers or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the IRC; or

               (h) withdraw, or permit any Subsidiary of either or both of Borrowers to withdraw, from any Multiemployer Plan where such withdrawal is reasonably likely to result in any liability of any such entity under Title IV of ERISA; which, individually or in the aggregate, results in or reasonably would be expected to result in a claim against or liability of either or both of Borrowers, any of their respective Subsidiaries or any ERISA Affiliate in excess of $250,000.

          7.20 FINANCIAL COVENANTS.

               (a) Subject to Section 7.20(c) below, fail to have EBITDA on a consolidated basis for both Borrowers during the following periods of not less than the following respective amounts:

                    (i) during the period from the date hereof through June 30, 1998, at the last day of each calendar month set forth below, Annualized EBITDA of not less than $2,500,000, plus an amount equal to the Periodic Rubin Interest Payments.

                    (ii) From and after July 1, 1998, at the last day of each
               calendar month which occurs during the periods set forth below, EBITDA for the preceding twelve calendar months ending on such last day of not less than $2,500,000, plus an amount equal to the Periodic Rubin Interest Payments.

               (b)  For the purposes hereof:

                    (i) "Annualized EBITDA" shall mean, as at the last day of each calendar month, the EBITDA of Borrowers, on a consolidated basis, for the period commencing with July 1, 1997 through the last day of such calendar month multiplied by a fraction, the numerator which shall be twelve and the denominator of which shall be the number of calendar months in such period;

                    (ii) "Rubin Interest Payments" shall mean payments of interest made by KPR on its indebtedness, liabilities and obligations to Rubin other than the aggregate amount of $181,000 of accrued interest as of the date hereof payable to Rubin in accordance with and subject to Section 2.2(b)(i) of the Rubin Subordination Agreement; and

                    (iii) "Periodic Rubin Interest Payments" shall mean (x) as to Section 7.20(a)(i) above, the aggregate amount of Rubin Interest Payments made during the period commencing with July 1, 1997 through and including the last day of the calendar month as to which Annualized EBITDA is being computed, and (y) as to
               Section 7.20(a)(ii) above, the aggregate amount of Rubin Interest Payments made during the twelve calendar month period (including, without limitation, the last day of such period) as to which EBITDA is being computed (and the Borrowers and Rubin acknowledge and agree that Periodic Rubin Interest Payments are permitted to be made only in accordance with and subject to the terms and conditions of the Rubin Subordination Agreement).

          7.21 CAPITAL EXPENDITURES. Make capital expenditures in any fiscal year in an aggregate amount for both Borrowers in excess of $350,000.

     8.   EVENTS OF DEFAULT.

          Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

          8.1 If either or both of Borrowers fails to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Foothill, reimbursement of Foothill Expenses, or other amounts constituting Obligations);

          8.2 (a) If either or both of Borrowers fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Sections 6.2 (Collateral Reporting), 6.3 (Financial Statements, Reports, Certificates), 6.4 (Tax Returns), 6.7 (Title to Equipment), 6.12 (Location of Inventory and Equipment), 6.13 (Compliance with Laws), 6.14 (Employee Benefits), or 6.15 (Leases) of this Agreement and such failure continues for a period of 5 Business Days; (b) If either or both of Borrowers fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in Sections 6.1 (Accounting System) or 6.8 (Maintenance of Equipment) of this Agreement and such failure continues for a period of 15 Business Days; or (c) If either or both of Borrowers or any other party to any Loan Document fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this

Agreement, or any of the
other Loan Documents (giving effect to any grace periods, cure periods, or required notices, if any, expressly provided for in such Loan Documents), in each case, other than any such term, provision, condition, covenant or agreement that is the subject of another provision of this Section 8, in which event such other provision of this Section 8 shall govern); provided that, during any
                                                 -------- ----
period of time that any such failure or neglect of either or both of Borrowers or such other party referred to in this paragraph exists, even if such failure or neglect is not yet an Event of Default by virtue of the existence of a grace or cure period or the pre-condition of the giving of notice, Foothill shall not be required during such period to make Advances to either of Borrowers or issue Letters of Credit for the account of either of Borrowers;

          8.3  If there is a Material Adverse Change;

          8.4 If any material portion of either or both of Borrowers' properties or assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person;

          8.5 If an Insolvency Proceeding is commenced by either or both of Borrowers;

          8.6 If an Insolvency Proceeding is commenced against either or both of Borrowers and any of the following events occur: (a) such Borrower consents to the institution of the Insolvency Proceeding against it; (b) the petition commencing the Insolvency Proceeding is not timely controverted; (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided, however, that, during
                                                 --------  -------
the pendency of such period, Foothill shall be relieved of its obligation to extend credit hereunder; (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Borrower; or (e) an order for relief shall have been issued or entered therein;

          8.7 If either or both of Borrowers is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs which court order is not dismissed within five (5) days;

          8.8 If a notice of Lien, levy, or assessment is filed of record with respect to any of either or both of Borrowers' properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any of either or both of Borrowers' properties or assets and the same is not paid on the payment date thereof;

          8.9 If a judgment or other claim in the amount of $300,000 or more, either singly or in the aggregate, becomes a Lien or encumbrance upon any material portion of either or both of Borrowers' properties or assets; provided,
                                                                       --------
however, that, without limiting or impairing any of Foothill's other rights and
-------
remedies upon the occurrence of an Event of Default under this Section 8.9, Foothill shall have the right to establish, in its sole discretion, such reserves as it shall determine to reduce the availability of Advances hereunder, in the amount of any such judgment or claim, whether such judgment or claim is less than, equal to or exceeds $300,000;

          8.10 If there is a default in any material agreement to which either or both of Borrowers is a party with one or more third Persons and such default
(a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by such third Person(s), irrespective of whether exercised, to accelerate the maturity of such Borrower's obligations thereunder;

          8.11 If either or both of Borrowers makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

          8.12 If any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or report made to Foothill by either or both of Borrowers or any officer, employee, agent, or director of either or both of Borrowers, or if any such warranty or representation is withdrawn; or

          8.13 If the obligation of any guarantor under its guaranty or other third Person under any Loan Document is limited or terminated by operation of law or by the guarantor or other third Person thereunder, or any such guarantor or other third Person becomes the subject of an Insolvency Proceeding.

     9.   FOOTHILL'S RIGHTS AND REMEDIES.

          9.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default Foothill may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by each Borrower:

          (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

          (b) Cease advancing money or extending credit to or for the benefit of either or both of Borrowers under this Agreement, under any of the Loan Documents, or under any other agreement between either or both of Borrowers and Foothill;

          (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of Foothill, but without affecting Foothill's rights and security interests in the Personal Property Collateral or the Real Property Collateral and without affecting the Obligations;

          (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Foothill considers advisable, and in such cases, Foothill will credit the appropriate Borrower's Loan Account with only the net amounts received by Foothill in payment of such disputed Accounts after deducting all Foothill Expenses incurred or expended in connection therewith;

          (e) Cause each Borrower to hold all returned Inventory in trust for Foothill, segregate all returned Inventory from all other property of such Borrower or in such Borrower's possession and conspicuously label said returned Inventory as the property of Foothill;

          (f) Without notice to or demand upon either or both of Borrowers or any guarantor, make such payments and do such acts as Foothill considers necessary or reasonable to protect its security interests in the Collateral. Each Borrower agrees to assemble the Personal Property Collateral if Foothill so requires, and to make the Personal Property Collateral available to Foothill as Foothill may designate. Each Borrower authorizes Foothill to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Foothill's determination appears to conflict with its security interests and to pay all expenses incurred in connection therewith. With respect to any of each Borrower's owned or leased premises, such Borrower hereby grants Foothill a license to enter into possession of such premises and to occupy the same, without charge, for up to 120 days in order to exercise any of Foothill's rights or remedies provided herein, at law, in equity, or otherwise;

          (g) Without notice to either or both of Borrowers (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 9505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of either or both of Borrowers held by Foothill (including any amounts received in the Lockbox Accounts), or (ii) indebtedness at any time owing to or for the credit or the account of either or both of Borrowers held by Foothill;

          (h) Hold, as cash collateral, any and all balances and deposits of either or both of Borrowers held by Foothill, and any amounts received in the Lockbox Accounts, to secure the full and final repayment of all of the Obligations;

          (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Personal Property Collateral. Foothill is hereby granted a license or other right to use, without charge, each Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and each Borrower's rights under all licenses and all franchise agreements shall inure to Foothill's benefit;

          (j) Sell the Personal Property Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including each Borrower's premises) as Foothill determines is commercially reasonable. It is not necessary that the Personal Property Collateral be present at any such sale;

          (k) Foothill shall give notice of the disposition of the Personal Property Collateral as follows:

               (1) Foothill shall give each Borrower and each holder of a security interest in the Personal Property Collateral who has filed with Foothill a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, then the time on or after which the private sale or other disposition is to be made;

               (2) The notice shall be personally delivered or mailed, postage prepaid, to each Borrower as provided in Section 12, at least 5 days before
                                         ----------
the date fixed for the sale, or at least 5 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than the Borrowers claiming an interest in the Personal Property Collateral shall be sent to such addresses as they have furnished to Foothill;

               (3) If the sale is to be a public sale, Foothill also shall give notice of the time and place by publishing a notice one time at least 5 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

          (l)  Foothill may credit bid and purchase at any public sale; and

          (m) Any deficiency that exists after disposition of the Personal Property Collateral as provided above will be paid immediately by Borrowers.
Any excess will be returned, without interest and subject to the rights of third Persons, by Foothill to Borrowers.

          9.2 REMEDIES CUMULATIVE. Foothill's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Foothill shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Foothill of one right or remedy shall be deemed an election, and no waiver by Foothill of any Event of Default shall be deemed a continuing waiver. No delay by Foothill shall constitute a waiver, election, or acquiescence by it.

     10.  TAXES AND EXPENSES.

          If either or both of Borrowers fail to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that Foothill determines that such failure by such Borrower could result in a Material Adverse Change, in its discretion and without prior notice to Borrowers, Foothill may do any or all of the following: (a) make payment of the same or any part thereof;
(b) set up such reserves in the appropriate Borrower's Loan Account as Foothill deems necessary to protect Foothill from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type described in Section 6.10, and take any action with respect
                                  ------------
to such policies as Foothill deems prudent. Any such amounts paid by Foothill shall constitute Foothill Expenses. Any such payments made by Foothill shall not constitute an agreement by Foothill to make similar payments in the future or a waiver by Foothill of any Event of Default under this Agreement. Foothill need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

     11.  WAIVERS; INDEMNIFICATION.

          11.1 DEMAND; PROTEST; ETC. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Foothill on which such Borrower may in any way be liable.

          11.2 FOOTHILL'S LIABILITY FOR COLLATERAL. So long as Foothill complies with its obligations, if any, under Section 9207 of the Code, Foothill shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by Borrowers.

          11.3 INDEMNIFICATION. Each Borrower shall pay, indemnify, defend, and hold Foothill, each Participant, and each of their respective officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). Borrowers shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court
           ------------
of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.

     12.  NOTICES.

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telefacsimile to Borrowers or to Foothill, as the case may be, at its address set forth below:

          IF TO EITHER OR BOTH
            BORROWERS:             555 South Henderson Road
                                   King of Prussia, Pennsylvania 19406
                                   Attn:  Mr. Michael Rubin
                                   Fax No. (610) 768-0681

            WITH COPIES TO:        Astor Weiss Kaplan & Rosenblum, LLP
                                   The Bellevue, Sixth Floor
                                   Broad Street at Walnut
                                   Philadelphia, Pennsylvania 19102
                                   Attn:  David Mandel, Esq.
                                   Fax No. (215) 790-0509

            IF TO FOOTHILL:        FOOTHILL CAPITAL CORPORATION
                                   60 State Street
                                   Suite 1150
                                   Boston, Massachusetts 02109
                                   Attn:  Business/Financial Manager
                                   Fax No. (617) 722-9493

          The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 12, other
                                                            ----------
than notices by

 Foothill in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 days after the deposit thereof in the mail. Each Borrower acknowledges and agrees that notices sent by Foothill in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted telefacsimile or other similar method set forth above.

     13.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

          THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN AN ANOTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13. EACH OF BORROWER AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF BORROWERS AND FOOTHILL REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT

OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     14.  DESTRUCTION OF BORROWERS' DOCUMENTS.

          All documents, schedules, invoices, agings, or other papers delivered to Foothill may be destroyed or otherwise disposed of by Foothill 4 months after they are delivered to or received by Foothill, unless Borrowers' request, in writing, the return of said documents, schedules, or other papers and makes arrangements, at Borrowers' expense, for their return.

     15.  GENERAL PROVISIONS.

          15.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Borrowers and Foothill.

          15.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that, Borrowers may not assign this Agreement or any rights
--------  -------
or duties hereunder without Foothill's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Foothill shall release either or both of Borrowers from their Obligations. Foothill may assign this Agreement and its rights and duties hereunder and no consent or approval by either or both of Borrowers is required in connection with any such assignment. Foothill reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Foothill's rights and benefits hereunder. In connection with any such assignment or participation, Foothill may disclose all documents and information which Foothill now or hereafter may have relating to either or both of Borrowers or their respective business. To the extent that Foothill assigns its rights and obligations hereunder to a third Person, Foothill thereafter shall be released from such assigned obligations to Borrowers and such assignment shall effect a novation between Borrowers and such third Person.

          15.3 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

          15.4 INTERPRETATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Foothill or Borrowers, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

          15.5 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          15.6 AMENDMENTS IN WRITING. This Agreement can only be amended by a writing signed by both Foothill and Borrowers.

          15.7 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          15.8 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the occurrence or payment of the Obligations by either or both of Borrowers or any guarantor of the Obligations or the transfer by any of such parties to Foothill of any property of any of such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Foothill is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Foothill is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Foothill related thereto, the liability of Borrowers or such guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

          15.9 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Los Angeles, California.


                                   KPR SPORTS INTERNATIONAL, INC.,
                                   a Pennsylvania corporation

                                   By /s/ Michael G. Rubin
                                     ___________________________________________

                                   Title: President
                                         _______________________________________

                                   RYKA, INC.
                                   a Pennsylvania corporation

                                   By /s/ Michael G. Rubin
                                     ___________________________________________

                                   Title: CEO
                                         _______________________________________

                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation

                                   By /s/ Bruce Rivers
                                     ___________________________________________

                                   Title: AVP
                                         _______________________________________


Acknowledged and agreed as to
Articles 6 and 7 hereof:

APEX SPORTS INTERNATIONAL, INC.,
a Pennsylvania corporation

By: /s/ Michael G. Rubin
    ________________________________________

Title: President
       _____________________________________

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


GLOBAL SPORTS, INC.,
a Delaware corporation

By: /s/ Michael G. Rubin
    ____________________

Title: CEO
       _________________


MR MANAGEMENT, INC.,
a Pennsylvania corporation

By: /s/ Michael G. Rubin
    ____________________

Title: President
       _________________

/s/ Michael G. Rubin
________________________
           MICHAEL RUBIN

                                    AMENDED
                                 SCHEDULE 5.8
                                 ------------



   1. SUSIDIARIES OF  GLOBAL SPORTS, INC. ("GLOBAL")

    - KPR SPORTS INTERNATIONAL, INC.
       - PENNSYLVANIA CORPORATION
       - 1000 SHARES OF COMMON STOCK AUTHROIZED
       - 100 SHARES OWNED BY GLOBAL WHICH IS 100% OF THE
         ISSUED AND OUTSTANDING STOCK

    - APEX SPORTS INTERNATIONAL, INC.
       - PENNSYLVANIA CORPORATION
       - 1000 SHARES OF COMMON STOCK AUTHORIZED
       - 100 SHARES OWNED BY GLOBAL WHICH IS 100% OF THE
         ISSUED AND OUTSTANDING STOCK

    - MR MANAGEMENT, INC.
       - PENNSYLVANIA CORPORATION
       - 1000 SHARES OF COMMON STOCK AUTHORIZED
       - 100 SHARES OWNED BY GLOBAL WHICH IS 100% OF THE
         ISSUED AND OUTSTANDING STOCK

    - RYKA INC.
       - PENNSYLVANIA CORPORATION
       - 1000 SHARES OF COMMON STOCK AUTHORIZED
       - 100 SHARES OWNED BY GLOBAL WHICH IS 100% OF THE
         ISSUED AND OUTSTANDING STOCK

                                  Schedule R-1
                                  ------------

==============================================================================
FACILITY    ADDRESS  CITY  COUNTY   STATE    FOOTHILL    NAME     AMOUNT
--------    -------  ----  ------   -----    --------    ----     ------
NAME                                AND ZIP  LIEN        OF       OF PRIOR
----                                -------  ----        --       --------
                                    CODE     POSITION    PRIOR    LIEN
                                    ----     --------    -----    ----
                                                         LIENOR
                                                         ------
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==============================================================================

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